     As filed with the Securities and Exchange Commission on March 15, 2000

                                                            Registration No.
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                               ----------------

                                   FORM N-14

                             REGISTRATION STATEMENT
                                     UNDER
                         THE SECURITIES ACT OF 1933 [X]

                        [ ] Pre-Effective Amendment No.

                        [ ] Post-Effective Amendment No.

                              North American Funds
               (Exact name of Registrant as Specified in Charter)

                              286 Congress Street
                          Boston, Massachusetts 02210
                                 (800) 872-8037
                        (Area Code and Telephone Number)

                            John I. Fitzgerald, Esq.
                                General Counsel
                              North American Funds
                              286 Congress Street
                          Boston, Massachusetts 02210
                                 (800) 872-8037
                    (Name and Address of Agent for Service)

                                    Copy to:

                            Gregory D. Sheehan, Esq.
                                  Ropes & Gray
                            One International Place
                                Boston, MA 02110

                               ----------------

                 Approximate Date of Proposed Public Offering:
  As soon as practicable after this Registration Statement becomes effective.

                     Title of Securities Being Registered:
   Shares of Beneficial Interest ($.001 par value) of Growth & Income Fund, a series of the Registrant

                               ----------------

   It is proposed that this filing will become effective on April 14, 2000 pursuant to Rule 488.

                               ----------------

   The Registrant has registered an indefinite amount of its securities under the Securities Act of 1933, pursuant to Rule 24f-2 under the Investment Company Act of 1940. In reliance upon Rule 24f-2, no filing fee is being paid at this time.

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                              NORTH AMERICAN FUNDS

                               Equity-Income Fund
                           Tax-Sensitive Equity Fund

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                                  June 1, 2000

To the Shareholders:

   This is to notify you that a Special Meeting of Shareholders of the Equity-Income Fund and the Tax-Sensitive Equity Fund, each a series of North American Funds, will be held on June 1, 2000 at 10:00 a.m., Eastern Time, at the offices of American General Asset Management Corp., 286 Congress Street, Boston, Massachusetts 02210, for the following purposes:

     1. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Equity-Income Fund to the Growth & Income Fund in exchange for shares of the Growth & Income Fund and the assumption by the Growth & Income Fund of all of the liabilities of the Equity-Income Fund, and the distribution of such shares to the shareholders of the Equity-Income Fund in complete liquidation of the Equity-Income Fund. (To be voted upon by the shareholders of the Equity-Income Fund only.)

     2. To approve or disapprove an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Tax-Sensitive Equity Fund to the Growth & Income Fund in exchange for shares of the Growth & Income Fund and the assumption by the Growth & Income Fund of all of the liabilities of the Tax-Sensitive Equity Fund, and the distribution of such shares to the shareholders of the Tax-Sensitive Equity Fund in complete liquidation of the Tax-Sensitive Equity Fund. (To be voted upon by the shareholders of the Tax-Sensitive Equity Fund only.)

     3. To transact such other business as may properly come before the meeting.

   The Trustees have fixed the close of business on April 7, 2000 as the record date for determination of shareholders entitled to notice of, and to vote at, the Special Meeting.

                                          By Order of the Board of Trustees

                                          [     ]

April 14, 2000


 WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY IN THE POSTAGE-PAID ENVELOPE PROVIDED SO THAT YOU WILL BE REPRESENTED AT THE SPECIAL MEETING.

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
OVERVIEW OF MERGERS.......................................................   2
  Proposed Transactions...................................................   2
  Operating Expenses......................................................   3
  Federal Income Tax Consequences.........................................   5
  Comparison of Investment Objectives, Policies and Restrictions..........   5
  Risk Factors............................................................   7
  Comparison of Distribution Policies and Purchase, Exchange and
   Redemption Procedures..................................................   9

SPECIAL MEETING OF SHAREHOLDERS...........................................  10

THE PROPOSALS: APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF
 REORGANIZATION...........................................................  10
  Board of Trustees' Recommendations......................................  10
  Required Shareholder Vote...............................................  10
  Background and Reasons for the Proposed Mergers.........................  11

INFORMATION ABOUT THE MERGERS.............................................  11
  Agreement and Plan of Reorganization....................................  11
  Description of the Merger Shares........................................  12
  Organization............................................................  12
  Federal income tax consequences.........................................  13
  Capitalization..........................................................  13

INFORMATION ABOUT THE FUNDS...............................................  14

VOTING INFORMATION........................................................  15
  Record date, quorum and method of tabulation............................  15
  Shares outstanding and beneficial ownership.............................  15
  Solicitation of proxies.................................................  15
  Revocation of proxies...................................................  16
  Shareholder proposals at future meetings of shareholders................  16
  Adjournment.............................................................  16

                           PROSPECTUS/PROXY STATEMENT

                                                                  April 14, 2000

   This Prospectus/Proxy Statements relates to the proposed mergers (the "Mergers") of the Equity-Income Fund and the Tax-Sensitive Equity Fund (each an "Acquired Fund") into the Growth & Income Fund (the "Acquiring Fund"). Each of the Acquired Funds and the Acquiring Fund is a series of North American Funds. The Acquired Funds and the Acquiring Fund are referred to in this Prospectus/Proxy Statement as the "Funds." The Mergers are to be effected through the transfer of all of the assets of each Acquired Fund to the Acquiring Fund in exchange for shares of beneficial interest of the Acquiring Fund (the "Merger Shares") and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund. This will be followed by the distribution of the Merger Shares to the shareholders of the Acquired Fund in liquidation of the Acquired Fund. As a result of each proposed transaction, each shareholder of the Acquired Fund will receive in exchange for his or her Acquired Fund shares a number of Acquiring Fund shares of the same class equal in value at the date of the exchange to the aggregate value of the shareholder's Acquired Fund shares. This means that you may end up with a different number of shares compared to what you originally held, but the total dollar value of your shares will remain the same.

   Because shareholders of the Acquired Funds are being asked to approve transactions which will result in their receiving shares of the Acquiring Fund, this Proxy Statement also serves as a Prospectus for the Merger Shares of the Acquiring Fund.

   North American Funds is an open-end series management investment company organized as a Massachusetts business trust.

   This Prospectus/Proxy Statement explains concisely what you should know before investing in the Acquiring Fund. Please read it carefully and keep it for future reference.

   The following documents have been filed with the Securities and Exchange Commission (the "SEC") and are incorporated into this Prospectus/Proxy Statement by reference:

 . the Funds' current Prospectus, dated March 1, 2000 (the "Fund Prospectus");

 . the Funds' current Statement of Additional Information, dated March 1, 2000
  (the "Fund SAI");

 . the Statement of Additional Information relating to this Prospectus/Proxy
  Statement dated April  , 2000 (the "Merger SAI"); and

 . the Report of Independent Accountants and financial statements in respect of each Fund included in the Funds' Annual Report to Shareholders for the year ended October 31, 1999 (the "Annual Report").

   This Prospectus/Proxy Statement is accompanied by or has been preceded by a copy of the Fund Prospectus. For a free copy of the Fund Prospectus, Fund SAI, Merger SAI, or Annual Report, please call 1-800-872-8037 or write to North American Funds at:

 North American Funds
 286 Congress Street
 Boston, MA 02210

   The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a crime.

   You can lose money by investing in the Acquiring Fund. The Acquiring Fund may not achieve its goals, and is not intended as a complete investment program. An investment in the Acquiring Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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                              OVERVIEW OF MERGERS

Proposed Transactions

   The Trustees of North American Funds on behalf of the Funds have approved transactions involving the Merger of each Acquired Fund into the Acquiring Fund. Each Merger is proposed to be accomplished pursuant to an Agreement and Plan of Reorganization providing for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the liquidation of the Acquired Fund.

   American General Asset Management Corp. ("AGAM"), formerly named CypressTree Asset Management Corporation, Inc., has been in the business of investment management since 1996. AGAM is the investment adviser to each Fund under an interim investment advisory agreement adopted pursuant to Rule 15a-4 under the Investment Company Act of 1940, as amended (the "1940 Act") that expires on August 7, 2000. Subject to the approval by the shareholders of North American Funds,* it is expected that AGAM will continue to serve as investment adviser to North American Funds. AGAM has delegated responsibility for managing the portfolios of each of the Funds to Wellington Management Company, LLP ("Wellington Management").

   The investment objective of the Acquiring Fund is similar to the investment objectives of the Acquired Funds, which objectives and certain differences are explained further below under "Comparison of Investment Objectives, Policies and Restrictions."
--------
* Shareholder approval of the investment advisory agreements with AGAM is the
  subject of a separate proxy statement dated April   , 2000, which will be
  mailed to North American Funds shareholders on or about April   , 2000. For a
  copy of this proxy statement, call 1-800-872-8037.

   As a result of each proposed Merger, each Acquired Fund will receive a number of Class A, Class B and Class C Merger Shares of the Acquiring Fund equal in value to the value of the net assets of the Acquired Fund being transferred and attributable to the Class A, Class B and Class C shares of the Acquired Fund. Following the transfer, (i) the Acquired Fund will distribute to each of its Class A, Class B and Class C shareholders a number of full and fractional Class A, Class B and Class C Merger Shares of the Acquiring Fund equal in value to the aggregate value of the shareholder's Class A, Class B and Class C Acquired Fund shares, as the case may be, and (ii) the Acquired Fund will be liquidated.

   The Class A, Class B and Class C shares of the Acquiring Fund have identical characteristics to the corresponding classes of the Acquired Funds.

Class A Shares

   Class A shares of the Funds are sold subject to a front-end sales load and are subject to a distribution and servicing fee at an aggregate annual rate of 0.35% of assets attributable to Class A shares. Class A shares are generally not subject to a contingent deferred sales charge (a "CDSC"), except in the case of certain purchases of Class A shares without a sales load, which are redeemed within one year of purchase.

Class B Shares

   Class B shares of the Funds are sold at net asset value, without an initial sales charge but subject to a CDSC at declining rates if redeemed within six years of purchase. Class B shares of the Funds are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class B shares and generally convert automatically to Class A shares approximately eight years after purchase for purchases on or after October 1, 1997. Class B shares purchased before October 1, 1997 convert six years after purchase.

Class C Shares

   Class C shares of the Funds also are sold at net asset value without an initial sales charge but subject to a CDSC if redeemed within the first year of purchase. Class C shares are subject to servicing and distribution fees at an aggregate annual rate of 1.00% of assets attributable to Class C shares and generally convert automatically to Class A shares approximately ten years after purchase for purchases prior to July 1, 1999. Class C shares purchased on or after July 1, 1999 will not convert into Class A shares.

   You will not be charged a front end sales load on the issuance of the Merger Shares, or a CDSC on Acquired Fund shares exchanged for Merger Shares. The Merger Shares that you receive will be subject to a CDSC on redemption to the same extent that that Acquired Fund shares exchanged were so subject. In other words, the Merger Shares will be treated as having been purchased on the date that you originally purchased the Acquired Fund shares and for the price you originally paid. For purposes of determining the conversion date of the Class B and Class C Merger Shares into Class A shares, the Merger Shares will be treated as having been purchased on the date that you originally purchased the Acquired Fund shares (so that the conversion of such shares will be unchanged by the Mergers). See the Fund Prospectus for more information about the characteristics of Class A, Class B and Class C shares of the Acquiring Fund.

   As described more fully below, the Trustees of North American Funds approved the Mergers based on, among other things, a careful review of the investment capabilities, philosophy and performance of AGAM and Wellington Management. The Trustees of North American Funds unanimously recommend that shareholders of each Acquired Fund approve the Merger for such Fund. In reaching that conclusion, the Trustees considered that each Merger offers shareholders the opportunity to pursue a similar investment objective in a larger Fund, which should offer economies of scale and opportunities for greater diversification of risk. See "Proposals--Background and Reasons for the Proposed Mergers."

Operating Expenses

   As the following tables suggest, the Mergers should result in Acquired Fund shareholders experiencing lower Fund expenses. Of course, there can be no assurance that the Mergers will result in expense savings for shareholders. These tables summarize, for Class A shares, Class B shares and Class C shares, expenses

 . that each Fund incurred in its fiscal year ended October 31, 1999, restated to reflect the elimination of fee waivers and expense reimbursements previously in effect; and

 . that the Acquiring Fund would have incurred in its most recent fiscal year after giving effect on a pro forma combined basis to the proposed Merger, if the Merger had occurred at the beginning of such fiscal year.

   The tables are provided to help you understand an investor's share of the operating expenses which each Fund incurs. The examples show the estimated cumulative expenses attributable to a hypothetical $10,000 investment in each Acquired Fund, the Acquiring Fund and the Acquiring Fund on a pro forma basis, over specified periods. By translating "Total Annual Fund Operating Expenses" into dollar amounts, these examples help you compare the costs of investing in a particular Fund, or a particular class of shares, with the costs of investing in other mutual funds.

                                                       Class A Class B Class C
                                                       ------- ------- -------
Shareholder Fees
Maximum Sales Charge Imposed on Purchase (as a
 percentage of offering price at the time of
 purchase)............................................   5.75%   None    None
Maximum Contingent Deferred Sales Charge (as a
 percentage of original purchase price or redemption
 price, whichever is lower)...........................  1%(1)   5%(2)   1%(3)

--------
(1) First year after purchase for purchases of $1 million or more.
(2) 5% first and second year; 4% third year; 3% fourth year; 2% fifth year; 1% sixth year and 0% thereafter.
(3) 0% after first year.

                                                                     Pro Forma
                                                                     Expenses
                                                                     ---------
                                        Current Expenses
                             ---------------------------------------
Annual Fund Operating                                                Growth &
 Expenses                    Equity-Income Tax-Sensitive  Growth &    Income
 (as a percentage of average     Fund       Equity Fund  Income Fund   Fund
 net assets)                 ------------- ------------- ----------- ---------
Management Fees
 Class A....................     0.75%         0.85%        0.73%      0.73%
 Class B....................     0.75%         0.85%        0.73%      0.73%
 Class C....................     0.75%         0.85%        0.73%      0.73%
12b-1 Fees
 Class A....................     0.35%         0.35%        0.35%      0.35%
 Class B....................     1.00%         1.00%        1.00%      1.00%
 Class C....................     1.00%         1.00%        1.00%      1.00%
Other Expenses
 Class A....................     0.37%         0.40%        0.38%      0.32%
 Class B....................     0.37%         0.40%        0.38%      0.32%
 Class C....................     0.37%         0.40%        0.38%      0.32%
Total Fund Operating
 Expenses
 Class A....................     1.47%         1.60%        1.46%      1.40%
 Class B....................     2.12%         2.25%        2.11%      2.05%
 Class C....................     2.12%         2.25%        2.11%      2.05%

Example of Fund Expenses:

   An investment of $10,000 would incur the following expenses, assuming 5% annual return, constant expenses and, except as indicated, redemption at the end of each time period:

                                                                       Pro Forma
                                                                       Expenses
                                                                       ---------
                                          Current Expenses
                               --------------------------------------- Growth &
                               Equity-Income Tax-Sensitive  Growth &    Income
                                   Fund       Equity Fund  Income Fund   Fund
                               ------------- ------------- ----------- ---------
Class A
 1 year.......................    $  716        $  728       $  715     $  709
 3 years......................    $1,103        $1,051       $1,010     $  993
 5 years......................    $1,332        $1,396       $1,327     $1,297
 10 years.....................    $2,231        $2,366       $2,221     $2,158
Class B
 1 year.......................    $  715        $  728       $  714     $  708
 3 years......................    $1,064        $1,103       $1,061     $1,043
 5 years......................    $1,339        $1,405       $1,334     $1,303
 10 years.....................    $2,284        $2,419       $2,273     $2,210
Class B (no redemption)
 1 year.......................    $  215        $  228       $  214     $  208
 3 years......................    $  664        $  703       $  661     $  643
 5 years......................    $1,139        $1,205       $1,134     $1,103
 10 years.....................    $2,284        $2,419       $2,273     $2,210
Class C
 1 year.......................    $  315        $  328       $  314     $  308
 3 years......................    $  664        $  703       $  661     $  643
 5 years......................    $1,139        $1,205       $1,134     $1,103
 10 years.....................    $2,452        $2,585       $2,441     $2,379
Class C (no redemption)
 1 year.......................    $  215        $  228       $  214     $  208
 3 years......................    $  664        $  703       $  661     $  643
 5 years......................    $1,139        $1,205       $1,134     $1,103
 10 years.....................    $2,452        $2,585       $2,441     $2,379

Federal Income Tax Consequences

   For federal income tax purposes no gain or loss will be recognized by an Acquired Fund or its shareholders as a result of the Merger, and the tax basis of the Merger Shares received by each Acquired Fund shareholder will be the same as the tax basis of the shareholder's Acquired Fund shares. See "Information about the Mergers--Federal Income Tax Consequences."

Comparison of Investment Objectives, Policies and Restrictions

   The Acquiring Fund has an investment objective that is similar to those of the Acquired Funds. The investment objectives, policies and restrictions of the Funds, and certain differences between them, are summarized below. For a more detailed description of the investment techniques used by the Funds, please see the Fund Prospectus. For information concerning the risks associated with investments in the various Funds, see "Risk Factors," below.

 Equity-Income Fund vs. Growth & Income Fund

   The Equity-Income Fund and the Growth & Income Fund have similar investment objectives. The Growth & Income Fund seeks to provide long-term growth of capital and income consistent with prudent investment risk. The Growth & Income Fund typically invests in dividend-paying common stocks of larger U.S. issuers. The Equity-Income Fund seeks to provide substantial dividend income and also long-term capital appreciation. The Equity-Income Fund typically invests in dividend-paying common stock of companies that also offer the opportunity for price appreciation.

   The average annual total return for the Equity-Income Fund and the Growth & Income Fund is set forth in the chart below.

                            Total Return Comparison
                                As of 12/31/99*

                                                                          Since
                                                         1 Year  5 Years 4/01/94
                                                         ------- ------- -------
Equity-Income Fund...................................... -12.58% 12.67%  10.51%
Growth & Income Fund....................................  10.78% 23.47%  20.95%

--------
* Performance is for Class A shares of both Funds. Fund performance data is after all expenses and sales charges. For further information about the Growth & Income Fund's performance, including information about waivers/ reimbursements that affected the Fund's performance, see the Fund Prospectus.

   Selection of stocks for the Growth & Income Fund involves the assessment of companies and their business environments, management, balance sheets, income statements, anticipated earnings and dividends, and other related measures of fundamental value. Wellington Management, the Growth & Income Fund's subadviser, will also monitor and evaluate the economic and political climate and the principal securities markets of the countries in which target companies are located. The Equity-Income Fund selects stocks based on relative dividend yield (a measure of the stock's current yield relative to the yields available in the broader stock market) coupled with a disciplined research approach. The Equity-Income Fund generally considers companies with the following characteristics: established operating histories; above-average current dividend yield relative to the S&P 500 Stock Index; low price/earnings ratios relative to the S&P 500 Stock Index; sound balance sheets and other financial characteristics; low stock price relative to underlying value as measured by assets, earnings, cash flow, or business franchises. The Equity-Income Fund's portfolio generally includes approximately thirty stocks.

   In addition to investment in dividend-paying stocks of larger companies, the Growth & Income Fund may invest in securities that can be converted into, or that include the right to buy, common stocks, including convertible securities issued in the Euromarket and preferred stocks. The Equity-Income Fund may also invest in convertible securities, as well as preferred stocks and warrants. The Equity-Income Fund may invest in bonds of any quality (including "junk bonds"), while the Growth & Income Fund may likewise invest in marketable debt securities of domestic issuers and of foreign issuers (payable in U.S. dollars), but any such securities must either be rated at the time of purchase "A" or better by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P"), or must be unrated securities considered of equivalent quality by Wellington Management. The Growth & Income Fund may invest in derivatives, and may invest up to 20% of its assets in foreign securities, while the Equity-Income Fund limits investment in derivatives to repurchase agreements, and does not typically invest in foreign securities. The Equity-Income Fund may invest in U.S. dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories that mature in one year or less.

   Both the Growth & Income Fund and the Equity-Income Fund may lend up to 33% of portfolio assets to brokers, dealers, and other financial institutions. The main risks of investing in each Fund include equity risk and management risk. In addition, the main risks of investing in the Growth & Income Fund include derivatives risk and foreign investment risk, while the main risks of investing in the Equity-Income Fund include concentration risk and credit risk.

 Tax-Sensitive Equity Fund vs. Growth & Income Fund

   The Growth & Income Fund and the Tax-Sensitive Equity Fund have similar investment objectives. The Growth & Income Fund seeks to provide long-term growth of capital and income consistent with prudent investment risk. The Growth & Income Fund typically invests in dividend-paying common stocks of larger U.S. issuers. The Tax-Sensitive Equity Fund seeks to maximize after-tax total return, with an emphasis on long-term growth of capital, primarily through investment in equity securities of companies that appear to be undervalued. The Tax-Sensitive Equity Fund focuses on medium to large capitalization companies with above-average capital growth potential.

   The average annual total returns for the Growth & Income Fund and the Tax-Sensitive Equity Fund are set forth in the table below:

                            Total Return Comparison
                                As of 12/31/99*

                                                                          Since
                                                          1 Year 5 Years 1/06/98
                                                          ------ ------- -------
Tax-Sensitive Equity Fund................................ -6.49%    N/A  -2.14%

                                                                          Since
                                                          1 Year 5 Years 4/01/94
                                                          ------ ------- -------
Growth & Income Fund..................................... 10.78% 23.47%  20.95%

--------
* Performance is for Class A shares of both Funds. Fund performance data is after all expenses and sales charges. For further information about the Growth & Income Fund's performance, including information about waivers/ reimbursements that affected the Fund's performance, see the Fund Prospectus.

   Selection of stocks for the Growth & Income Fund involves the assessment of companies and their business environments, management, balance sheets, income statements, anticipated earnings and dividends, and other related measures of fundamental value. Wellington Management, the Growth & Income Fund's subadviser, will also monitor and evaluate the economic and political climate and the principal securities markets of the countries in which target companies are located.

   The Tax-Sensitive Equity Fund emphasizes investment in securities with low dividend yields, and seeks to minimize investment in income-producing securities. The Tax-Sensitive Equity Fund selects stocks by use of a mathematical model that identifies companies that have strong and consistent historic earnings, are valued attractively by the market, and have improving growth prospects. Stock-specific factors employed in mathematical modeling include: current price/earnings ratios; stability of earnings growth; forecasted changes in earnings growth; trends in consensus analysts' estimates; and measures of earnings relative to expectations. The Tax-Sensitive Equity Fund also undertakes fundamental research and qualitative analysis of the companies identified by mathematical modeling, in search of those with sustainable profit growth, proven management teams, attractive businesses, and strong financial characteristics.

   Unlike the Growth & Income Fund, the Tax-Sensitive Equity Fund consistently uses tax-sensitive strategies designed to reduce the impact of federal income tax on the after-tax returns actually achieved by the Tax-Sensitive Equity Fund's shareholders. These strategies include minimizing the sale of securities resulting in capital gains, favoring the sale of securities with the smallest capital gains, and selling securities with long-term gains first. The Tax-Sensitive Equity Fund also seeks to sell securities to create capital losses, which can offset realized capital gains. Because the Growth & Income Fund does not emphasize tax mitigation strategies, it is likely to generate higher taxable income for Growth & Income Fund shareholders. In addition, the portfolio turnover rate of the Growth & Income Fund will typically exceed that of the Tax-Sensitive Equity Fund, which may result in higher transaction costs.

   The Tax-Sensitive Equity Fund usually invests at least 80% of its total assets in equity and equity-related securities, such as common stocks and preferred stocks. The Growth & Income Fund also emphasizes investment in equity securities, but is not subject to any analogous percentage threshold. Unlike the Tax-Sensitive Equity Fund, the Growth & Income Fund invests in securities that can be converted into, or that include the right to buy common stocks, including convertible securities issued in the Euromarket or preferred stocks. Both Funds may invest in the foreign securities, but the Tax-Sensitive Equity Fund limits such investments that are not listed on a U.S. securities exchange or traded in the U.S. over-the-counter market to 10% of its total assets, while the Growth & Income Fund may invest up to 20% of its assets in foreign securities (without regard to where they are traded). The Growth & Income Fund may invest in marketable debt securities of domestic issuers and of foreign issuers rated at the time of purchase "A" or better by Moody's or S&P, or unrated securities considered by Wellington Management to be of equivalent quality. Both Funds currently limit their investments to securities that are denominated or quoted in U.S. dollars. Both Funds may invest in derivatives.

   Both the Growth & Income Fund and the Tax-Sensitive Equity Fund may lend up to 33% of portfolio assets to brokers, dealers, and other financial institutions. Investments in both Funds entail risks associated with derivatives and foreign investments.

Risk Factors

   Certain risks associated with an investment in the Acquiring Fund are summarized below. Because the Acquiring Fund and the Acquired Funds share certain policies described more fully above under "Overview of Mergers-- Comparisons of Investment Objectives, Policies and Restrictions," many of the risks of an investment in the Acquiring Fund are substantially similar to the risks of an investment in the Acquired Funds. A more detailed description of the risks associated with an investment in the Acquiring Fund may be found in the Fund Prospectus under the captions "More Information About Investment Strategies and Risks," and "Other Risks of Investing" and in the Fund SAI under the caption "Investment Policies and Risks."

   The values of all securities and other instruments held by the Acquiring Fund vary from time to time in response to a wide variety of market factors. Consequently, the net asset value per share of the Acquiring Fund will vary, and may be less at the time of redemption than it was at the time of investment.

   Concentration Risk. Investment professionals believe that investment risk can be reduced through diversification, which is simply the practice of choosing more than one type of investment. On the other hand, concentrating investments in a smaller number of securities increases risk. The Equity-Income Fund is subject to concentration risk as it may invest up to 100% of its assets in U.S. equity securities.

   Credit Risk. Credit risk is the risk that the issuer or the guarantor (the entity that agrees to pay the debt if the issuer cannot) of a debt or fixed income security, or the counterparty to a derivatives contract or a securities loan, will not repay the principal and interest owed to the investors or otherwise honor its obligations. There are different levels of credit risk. Funds, such as the Equity-Income Fund, that invest in lower-rated securities have higher levels of credit risk. Lower-rated or unrated securities of equivalent quality (generally known as junk bonds) have very high levels of credit risk. Securities that are highly rated have lower levels of credit risk.

   Funds may be subject to greater credit risk because they may invest in debt securities issued in connection with corporate restructurings by highly leveraged (indebted) issuers and in debt securities not current in the payment of interest or principal, or in default. Funds that invest in foreign securities are also subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign (national) debt, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.

   Currency Risk. Funds that invest in securities that are denominated in and/or are receiving revenues in foreign currencies are subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar. In the case of hedging positions, it is the risk that the U.S. dollar will decline in value relative to the currency hedged.

   Derivatives Risk. Derivatives are financial contracts between two parties whose value depends on, or is derived from, the change in value of an underlying asset, reference rate or index. When the value of the underlying security or index changes, the value of the derivative changes as well. As a result, derivatives can lose all of their value very quickly. Derivatives also offer the opportunity for great increases in value. Because derivatives are contracts between parties, there is also some credit risk associated with using derivatives. Additional risks associated with derivatives include mispricing and improper valuation. Derivatives risk for some Funds may be increased by their investments in structured securities.

   Equity Risk. Equity securities, such as a company's common stock, may fall in value in response to factors relating to the issuer, such as management decisions or falling demand for a company's goods or services. Additionally, factors affecting a company's particular industry, such as increased production costs, may affect the value of its equity securities. Equity securities also rise and fall in value as a result of factors affecting entire financial markets, such as political or economic developments, or changes in investor psychology. The Tax-Sensitive Equity Fund, the Growth & Income Fund and the Equity-Income Fund invest primarily in equity securities.

   Growth stocks are the stocks of companies that have earnings that are expected to grow relatively rapidly. As a result, the values of growth stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

   Value stocks are the stocks of companies that are undervalued, or are inexpensive relative to the value of the company and its business as a whole. These companies may have experienced recent troubles that have caused their stocks to be out of favor with investors. If the market does not recognize the value of the company over time, the price of its stock may fall, or simply may not increase as expected. The Tax-Sensitive Equity Fund, the Growth & Income Fund and the Equity-Income Fund purchase value stocks which offer the potential for capital appreciation.

   Market capitalization refers to the total value of a company's outstanding stock. Smaller companies with market capitalizations of less than $1 billion or so are more likely than larger companies to have limited product lines, smaller markets for their products and services, and they may depend on a small or inexperienced management group. Small company stocks may not trade very actively, and their prices may fluctuate more than stocks of larger companies. Stocks of smaller companies may be more vulnerable to negative changes than stocks of larger companies.

   Foreign Investment Risk. Funds, such as the Growth & Income Fund and the Tax-Sensitive Equity Fund, that invest in foreign securities may experience rapid changes in value. One reason for this volatility is that the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Also, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards.

   The possibility of political instability or diplomatic developments in foreign countries could trigger nationalization of companies and industries, expropriation (confiscation of property), extremely high levels of taxation, and other negative developments. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment. Funds that invest in sovereign debt obligations are exposed to the risks of political, social and economic change in the countries that issued the bonds.

   Interest Rate Risk (Market Risk). Interest rate risk, or market risk, is the risk that a change in interest rates will negatively affect the value of a security. This risk applies primarily to debt securities such as bonds, notes and asset backed securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. As interest rates rise, an investment in a Fund can lose value, because the value of the securities the Fund holds may fall. Market risk is generally greater for Funds that invest in debt securities with longer maturities. This risk may be increased for Funds that invest in mortgage-backed or other types of asset-backed securities that are often prepaid. Even Funds that invest in the highest quality debt securities are subject to interest rate risk.

   Liquidity Risk. Liquidity risk is the risk that a Fund will not be able to sell a security because there are too few people who actively buy and sell, or trade, that security on a regular basis. A Fund holding an illiquid security may not be able to sell the security at a fair price. Liquidity risk increases for Funds investing in derivatives, foreign investments or restricted securities.

   Management Risk. Management risk is the risk that the subadviser of a Fund, despite using various investment and risk analysis techniques, may not produce the desired investment results.

Comparison of Distribution Policies and Purchase, Exchange and Redemption Procedures

   The Growth & Income Fund declares and pays dividends semi-annually, and the Tax-Sensitive Equity Fund and the Equity-Income Fund declare and pay dividends annually. Each Fund distributes any net realized capital gains annually. It is expected that, shortly prior to the Exchange Date, each of the Acquired Funds and the Acquiring Fund will declare and distribute as a special dividend any investment company taxable income (computed without regard to the deduction for dividends paid) and any net realized capital gains through the Exchange Date not previously distributed.

   The Funds have identical procedures for purchasing shares. Each of the Funds offers three classes of shares, Class A, Class B and Class C. Class A, Class B and Class C shares of the Funds may be purchased at their net asset value next determined, plus applicable sales charges in the case of Class A shares, from American General Funds Distributors, Inc. ("AGFD"), formerly named CypressTree Funds Distributors, Inc., the Funds' principal underwriter. In addition, shares of the Funds may be purchased through other broker-dealers that have dealer agreements with AGFD.

   Class B shares of the Funds are subject to a CDSC at declining rates if redeemed within six years of purchase. Class C shares of the Funds are subject to a CDSC if redeemed within one year of purchase. Class B and Class C Merger Shares will be subject to a CDSC on redemption to the same extent that the Class B and Class C Acquired Fund shares were so subject. No sales charge will be charged to Acquired Fund shareholders on the issuance of the Merger Shares, and no CDSC will be charged by the Acquired Funds.

   Shares of each Fund can generally be exchanged for shares of the same class of any other North American Fund. For more details, see the Fund Prospectus and Fund SAI.

   The Funds have identical redemption procedures. Shares of a Fund may be redeemed at their net asset value next determined after receipt of the redemption request, less any applicable CDSC, on any day the New York Stock Exchange is open. Shares can be redeemed by contacting the relevant Fund by mail, by telephone, through broker dealers if a dealer agreement is in place or by wire communication.

   See the Fund Prospectus for further information.

--------------------------------------------------------------------------------
                        SPECIAL MEETING OF SHAREHOLDERS
   This Prospectus/Proxy Statement is being furnished in connection with a Special Meeting of Shareholders of each Acquired Fund to be held on June 1, 2000 or at such later time made necessary by adjournment (the "Meeting") and the solicitation of proxies by and on behalf of the shareholders of the Acquired Funds for use at the Meeting. The Meeting is being held to consider the proposed Mergers of each Acquired Fund with the Acquiring Fund by the transfer of all of the Acquired Fund's assets and liabilities to the Acquiring Fund. The approval of each Merger is a condition to the Merger of the other Funds. This Prospectus/Proxy Statement and the enclosed form of proxy are being mailed to shareholders on or about April 14, 2000.

   The Trustees of North American Funds know of no matters other than those set forth herein to be brought before the Meeting. If, however, any other matters properly come before the Meeting, it is the Trustees' intention that proxies will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.


--------------------------------------------------------------------------------
                                 THE PROPOSALS:
APPROVAL OR DISAPPROVAL OF AGREEMENT AND PLAN OF REORGANIZATION

   Shareholders of the Equity-Income Fund are being asked to approve or disapprove a Merger between the Equity-Income Fund and the Growth & Income Fund (Proposal 1); and shareholders of the Tax-Sensitive Equity Fund are being asked to approve or disapprove a Merger between the Tax-Sensitive Equity Fund and the Growth & Income Fund (Proposal 2). Each Merger is proposed to take place pursuant to an Agreement and Plan of Reorganization between the Acquired Fund and the Acquiring Fund (the "Agreement"), each of which is in the form attached to this Prospectus/Proxy Statement as Appendix A.

   Each Agreement provides, among other things, for the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for (i) the issuance to the Acquired Fund of the Class A, Class B and Class C Merger Shares, the number of which will be calculated based on the value of the net assets attributable to the Class A, Class B and Class C shares, respectively, of the Acquired Fund acquired by the Acquiring Fund and the net asset value per Class A, Class B and Class C shares of the Acquiring Fund and (ii) the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, all as more fully described below under "Information About the Mergers."

   After receipt of the Merger Shares, each Acquired Fund will cause the Class A Merger Shares to be distributed to its Class A shareholders, the Class B Merger Shares to be distributed to its Class B shareholders, the Class C Merger Shares to be distributed to its Class C shareholders, in complete liquidation of the Acquired Fund. Each shareholder of the Acquired Fund will receive a number of full and fractional Class A, Class B and Class C Merger Shares equal in value at the date of the exchange to the aggregate value of the shareholder's Class A, Class B and Class C Acquired Fund shares, as the case may be.

   Board of Trustees' Recommendations. The Board of Trustees of North American Funds has voted unanimously to approve each proposed Merger and to recommend that shareholders of each Acquired Fund also approve the Merger for such Fund.

   Required Shareholder Vote. Approval of the proposed Merger for each Acquired Fund will require the affirmative vote of the lesser of (i) 67% or more of the Class A, Class B and Class C shares of the relevant Acquired Fund, voting together as a single class, if holders of more than 50% of the Class A, Class B and Class C shares, taken as a single class, of the relevant Acquired Fund are present or represented by proxy at the meeting; or (ii) more than 50% of the Class A, Class B and Class C shares, voting together as a single class, provided a quorum is present at the meeting. The holders of thirty percent of the Class A, Class B and Class C shares of each Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting with respect to that Fund.

Background and Reasons for the Proposed Mergers

   The Board of Trustees of North American Funds, including all of its Trustees who are not "interested persons" of North American Funds (the "Independent Trustees"), has unanimously determined that each Merger would be in the best interests of the relevant Funds, and that the interests of the Funds' shareholders would not be diluted as a result of effecting the Merger. At a meeting held on February 28, 2000, the Board unanimously approved each proposed Merger and recommended its approval by shareholders. Before reaching their conclusions, the Board conducted an extensive "due diligence" review. The Board took into account the fact that current owners of AGAM will be bearing the expenses associated with the Mergers, including those described under "Information about the Mergers." The Board also took into account the depth and strength of staffing of investment professionals and administrative personnel at AGAM, the portfolio managers of the Acquiring Fund and the other service providers to the Acquiring Fund, as well as American General Funds Distributors, Inc.'s plans for distribution of the Funds following the Mergers. In addition, the Board took into account the relative historical investment performance of the Acquiring Fund, on the one hand, and the Acquired Funds, on the other hand. Furthermore, Trustees took into account the capital loss carry-forwards for each Acquired Fund and the Acquiring Fund, and the unrealized capital appreciation in each Acquired Fund and in the Acquiring Fund, in each case as a percentage of the Fund's total net assets. Those percentages as of October 31, 1999 were as follows:

                                                             Unrealized Capital
                                           Capital Loss         Appreciation
                                          Carry-Forwards       (Depreciation)
                                         (as a percentage     (as a percentage
                                       of total net assets) of total net assets)
                 Fund                      on 10/31/99          on 10/31/99
                 ----                  -------------------- --------------------
Equity-Income Fund....................             *                6.6%
Tax-Sensitive Equity Fund.............        19.45%                8.2%
Growth & Income Fund..................             *               36.6%

--------
* Less than $50,000 or less than 0.01% of net assets.

   The principal reasons why the Board of Trustees is recommending the Mergers are as follows:

   (i) Decreases in overall expenses. The Mergers are expected to result in aggregate operating expenses that would be lower than those expected to be borne by the Acquired Funds as described more fully in the Overview under "Operating Expenses." Of course, there can be no assurance that the Mergers will result in savings in operating expenses to shareholders.

   (ii) Appropriate investment objectives, diversification, etc. The investment objective, policies, and restrictions of the Acquiring Fund are compatible with those of the Acquired Funds, and the Trustees believe that an investment in shares of the Acquiring Fund (whose portfolio will have been combined with those of the Acquired Funds) will provide shareholders with an investment opportunity comparable to those currently afforded by the Acquired Funds, with the potential for reduced investment risk because of the opportunities for additional diversification of portfolio investments through increased Fund assets.

   (iii) Continued investment in a mutual fund without recognition of gain or loss for federal income tax purposes. The proposed reorganization will permit Acquired Fund shareholders to keep their investment in an open-end mutual fund, without recognition of gain or loss for federal income tax purposes. If the Acquired Funds were to liquidate and shareholders were to receive the net asset value of their shares in liquidating distributions, gain or loss would be recognized for federal income tax purposes. See "Information About the Mergers--Federal Income Tax Consequences" below.

INFORMATION ABOUT THE MERGERS

  Agreement and Plan of Reorganization. Each proposed Agreement and Plan of Reorganization provides that the Acquiring Fund will acquire all of the assets of the Acquired Funds in exchange for the issuance of the Class A, Class B and Class C Merger Shares and for the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, all as of the Exchange Date (defined in each Agreement to be June 30, 2000 or such other date as may be agreed upon by the Acquiring Fund and the Acquired Fund). The following discussion of the Agreements is qualified in its entirety by the full text of each Agreement, the form of which is attached as Appendix A to this Prospectus/Proxy Statement.

   Each Acquired Fund will sell all of its assets to the Acquiring Fund, and, in exchange, the Acquiring Fund will assume all of the liabilities of the Acquired Fund and deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Class A shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class A shares of the Acquired Fund, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of assets of the Acquired Fund attributable to its Class B shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class B shares of the Acquired Fund, and (iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to its Class C shares, less the value of the liabilities of the Acquired Fund assumed by the Acquiring Fund attributable to the Class C shares of the Acquired Fund.

   Immediately following the Exchange Date, each Acquired Fund will distribute pro rata to its shareholders of record as of the close of business on the Exchange Date the full and fractional Merger Shares received by the Acquired Fund, with Class A Merger Shares being distributed to holders of Class A shares of the Acquired Fund, Class B Merger Shares being distributed to holders of Class B shares of the Acquired Fund and Class C Merger Shares being distributed to holders of Class C shares of the Acquired Fund. As a result of the proposed transaction, each holder of Class A, Class B and Class C shares of the Acquired Fund will receive a number of Class A, Class B and Class C Merger Shares equal in aggregate value at the Exchange Date to the value of the Class A, Class B and Class C shares of the Acquired Fund held by the shareholder. This distribution will be accomplished by the establishment of accounts on the share records of the Acquiring Fund in the names of the Acquired Fund shareholders, each account representing the respective number of full and fractional Class A, Class B and Class C Merger Shares due such shareholder. Because the shares of the Acquiring Fund will not be represented by certificates, certificates for Merger Shares will not be issued.

   The consummation of each Merger is subject to the conditions set forth in the Agreement, any of which may be waived, except for the condition requiring shareholder approval of the Agreement. The Agreement may be terminated and the Merger abandoned at any time, before or after approval by the shareholders of each Acquired Fund, prior to the Exchange Date, by mutual consent of the relevant Funds or, if any condition set forth in the Agreement has not been fulfilled and has not been waived by the party entitled to its benefits, by such party.

   All legal and accounting fees and expenses, printing other fees and expenses (other than portfolio transfer taxes (if any), brokerage and other similar expenses, all of which will be borne by the relevant Fund) incurred in connection with the consummation of the transactions contemplated by the Agreement will be borne by American General Corporation and/or its affiliates, including registration fees. Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by any other party of such expenses would result in the disqualification of the first party as a "regulated investment company" within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (the "Code").

   Description of the Merger Shares. Full and fractional Merger Shares will be issued to each Acquired Fund's shareholders in accordance with the procedure under the Agreement as described above. The Merger Shares are Class A, Class B and Class C shares of the Acquiring Fund, which have characteristics identical to those of the corresponding class of Acquired Fund shares with respect to sales charges, CDSCs, conversion and 12b-1 servicing and distribution fees.

   Organization. Each of the Merger Shares will be fully paid and nonassessable by the Acquiring Fund when issued, will be transferable without restriction, and will have no preemptive or conversion rights, except that certain Class B and

Class C Merger Shares convert automatically into Class A shares as described above. The Amended and Restated Agreement and Declaration of Trust of North American Funds (the "Declaration of Trust") permits North American Funds to divide its shares, without shareholder approval, into two or more series of shares representing separate investment portfolios and to further divide any such series, without shareholder approval, into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees may determine. The Acquiring Fund's shares are currently divided into three classes. The rights of shareholders of the Acquired Funds and the Acquiring Fund are exactly the same.

   Federal income tax consequences. As a condition to each Acquired Fund's obligation to consummate the Merger, the Acquired Fund will receive an opinion from Ropes & Gray, special counsel to North American Funds, to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes: (i) under Section 361 of the Code, no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) under Section 354 of the code, no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) under Section 358 of the Code, the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; (iv) under Section 1223(1) of the Code, a shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset; (v) under Section 1032 of the Code, no gain or loss will be recognized by the Acquiring Fund as a result of the reorganization; (vi) under
Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets that the Acquiring Fund receives from the Acquired Fund will be the same as the Acquired Fund's basis in such assets; and (vii) under Section 1223(2) of the Code, the Acquiring Fund's holding period in such assets will include the Acquired Fund's holding period in such assets. The opinion will be based on certain factual certifications made by officers of North American Funds, and will also be based on customary assumptions.

   Prior to the Exchange Date, each Fund will declare a distribution to shareholders which, together with all previous distributions, will have the effect of distributing to shareholders of all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Exchange Date.

   Capitalization. The following tables show the capitalization of the
Acquiring Fund and each Acquired Fund as of [   ] and of the Acquiring Fund on
a pro forma basis as of that date, giving effect to the proposed acquisition by the Acquiring Fund of the assets and liabilities of the Acquired Fund at net asset value:

                             Capitalization Tables

                                    [     ]
                                  (Unaudited)

                                             Equity-Income  Growth &   Pro Forma
                                                 Fund      Income Fund Combined
                                             ------------- ----------- ---------
Net assets (000's omitted)
  Class A...................................     $            $          $
  Class B...................................
  Class C...................................
Shares outstanding (000's omitted)
  Class A...................................
  Class B...................................
  Class C...................................
Net asset value per share
  Class A...................................     $            $          $
  Class B...................................
  Class C...................................
                                             Tax-Sensitive  Growth &   Pro Forma
                                              Equity Fund  Income Fund Combined
                                             ------------- ----------- ---------
Net assets (000's omitted)
  Class A...................................     $            $          $
  Class B...................................
  Class C...................................
Shares outstanding (000's omitted)
  Class A...................................
  Class B...................................
  Class C...................................
Net asset value per share
  Class A...................................     $            $          $
  Class B...................................
  Class C...................................

   Pro forma financial statements of the Acquiring Fund as of and for the fiscal year ended October 31, 1999 are included in the Merger SAI. Because each Agreement provides that the Acquiring Fund will be the surviving Fund following the Merger and because the Acquiring Fund's investment objective and policies will remain unchanged by the Merger, the pro forma financial statements reflect the transfer of the assets and liabilities of the Acquired Fund to the Acquiring Fund as contemplated by the Agreement.


--------------------------------------------------------------------------------
                          INFORMATION ABOUT THE FUNDS

   Other information regarding the Funds, including information with respect to their investment objectives, policies and restrictions and financial history may be found in the Merger SAI, the Fund Prospectus, the Fund SAI and the Annual Report, which are available upon request by calling 1-800-872-8037.

   Other information filed by North American Funds with respect to the Funds can be inspected and copied at the Public Reference Facilities maintained by the Securities and Exchange Commission at 450 Fifth Street, N.W., Washington, D.C. 20549; 7 World Trade Center, Suite 1300, New York, New York 10048; and 500 West Madison

Street, Suite 1400, Chicago, Illinois 60661. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates, or at no charge from the EDGAR database on the SEC's website at "www.sec.gov."

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                               VOTING INFORMATION

   Record date, quorum and method of tabulation. Shareholders of record of each Acquired Fund at the close of business on April 7, 2000 (the "Record Date") will be entitled to notice of and to vote at the Meeting or any adjournment thereof. The holders of thirty percent of the outstanding shares of each Acquired Fund outstanding at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting with respect to that Fund. Shareholders are entitled to one vote for each share held, with fractional shares voting proportionally. Class A, Class B and Class C shareholders of each Acquired Fund vote together as a single class in connection with the approval or disapproval of the Mergers. Shareholders of each Acquired Fund will vote only on the approval or disapproval of that Fund's Merger.

   Votes cast by proxy or in person at the Meeting will be counted by persons appointed by North American Funds as tellers for the Meeting. The tellers will count the total number of votes cast "for" approval of the Proposal for purposes of determining whether sufficient affirmative votes have been cast. The tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have the discretionary voting power on a particular matter) as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. So long as a quorum is present, abstentions and broker non-votes have the effect of negative votes on the Proposals relating to the Mergers.

   Shares outstanding and beneficial ownership. As of the Record Date, as shown on the books of the Acquired Fund, there were issued and outstanding the following number of shares of beneficial interest of each class of each Acquired Fund:

                                                         Class A Class B Class C
                                                         ------- ------- -------
Equity-Income Fund......................................
Tax-Sensitive Equity Fund...............................

   [As of the Record Date, the officers and Trustees of North American Funds as a group beneficially owned less than 1% of the outstanding shares of each class of each Acquired Fund.] As of March 31, 2000, to the best of the knowledge of North American Funds, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Acquired Funds and the Acquiring Fund:

                            [Insert 5% owners table]

   Solicitation of proxies. Solicitation of proxies by personal interview, mail, and telephone, may be made by officers and Trustees of North American Funds and the employees of AGAM and its affiliates. In addition, the firm of Georgeson Shareholder Communications, Inc. ("Georgeson") has been retained to assist in the solicitation of proxies. The costs for solicitation of proxies, like the other costs associated with the Merger of the Funds, will be borne by American General Corporation. See "Information About the Mergers."

   Georgeson may call shareholders to ask if they would be willing to have their votes recorded by telephone. The telephone voting procedure is designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been recorded properly. Shareholders voting by telephone would be asked for their social security number or other identifying information, and would be given an opportunity to authorize proxies to vote their shares in accordance with their instructions. To ensure that the shareholders' instructions have been recorded correctly, they will receive a confirmation of their instructions in the mail. A special toll-free number will be available in case the information contained in the confirmation is incorrect. Although a shareholder's vote may be taken by telephone, each shareholder will receive a copy of this Prospectus/Proxy Statement, and may vote by mail using the enclosed proxy card. Shareholders may
contact Georgeson at [1-800-   .]

   Revocation of proxies. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary of North American Funds at the principal office of North American Funds, 286 Congress Street, Boston, MA 02210) or in person at the Meeting, by executing a superseding proxy, or by submitting a notice of revocation to the Secretary of North American Funds. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy, or, if no specification is made FOR the proposal (set forth in the Proposals of the Notice of Meeting) to implement the Merger with respect to the relevant Acquired Fund.

   Shareholder proposals at future meetings of shareholders. The Declaration of Trust does not provide for annual meetings of shareholders, and North American Funds do not currently intend to hold such a meeting for shareholders of the Acquired Funds in 2000. Shareholder proposals for inclusion in a proxy statement for any subsequent meeting of the Acquired Funds' shareholders must be received by North American Funds a reasonable period of time prior to any such meeting. If the Mergers are consummated, there will be no meetings of the shareholders of the Acquired Funds.

   Adjournment. If sufficient votes in favor of any proposal are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a plurality of the votes cast on the question in person or by proxy at the session of the Meeting to be adjourned. If the Meeting is adjourned only with respect to one Proposal, any other Proposal may still be acted upon by the shareholders. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

                                                                   April  , 2000

                                                                      Appendix A

                      AGREEMENT AND PLAN OF REORGANIZATION

   This Agreement and Plan of Reorganization (the "Agreement") is made as of
[    , 2000] in Boston, Massachusetts, by and between North American Funds, a
Massachusetts business trust, on behalf of its Equity-Income Fund series (the "Acquired Fund"), and North American Funds, on behalf of its Growth & Income Fund series (the "Acquiring Fund").

Plan of Reorganization

   (a) The Acquired Fund will sell, assign, convey, transfer and deliver to the Acquiring Fund on the Exchange Date (as defined in Section 6) all of its properties and assets. In consideration therefor, the Acquiring Fund shall, on the Exchange Date, assume all of the liabilities of the Acquired Fund existing at the Valuation Time (as defined in Section 3(c)) and deliver to the Acquired Fund (i) a number of full and fractional Class A shares of beneficial interest of the Acquiring Fund (the "Class A Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B shares of beneficial interest of the Acquiring Fund (the "Class B Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and (iii) a number of full and fractional Class C shares of beneficial interest of the Acquiring Fund (the "Class C Merger Shares") having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date. (The Class A Merger Shares, the Class B Merger Shares and the Class C Merger Shares shall be referred to collectively as the "Merger Shares").

   (b) Upon consummation of the transaction described in paragraph (a) of this Agreement, the Acquired Fund shall distribute in complete liquidation to its Class A, Class B and Class C shareholders of record as of the Exchange Date the Class A, Class B and Class C Merger Shares, each such shareholder being entitled to receive that proportion of such Class A, Class B and Class C Merger Shares which the number of Class A, Class B and Class C shares of beneficial interest of the Acquired Fund held by such shareholder bears to the number of Class A, Class B and Class C shares of the Acquired Fund outstanding on such date. Certificates representing the Class A, Class B and Class C Merger Shares will not be issued. All issued and outstanding Class A, Class B and Class C shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

   (c) As promptly as practicable after the liquidation of the Acquired Fund as aforesaid, the Acquired Fund shall be dissolved pursuant to the provisions of the Amended and Restated Agreement and Declaration of Trust of North American Funds (the "Declaration of Trust"), as amended, and applicable law, and its legal existence terminated. Any reporting responsibility of the Acquired Fund is and shall remain the responsibility of the Acquired Fund up to and including the Exchange Date and, if applicable, such later date on which the Acquired Fund is liquidated.

Agreement

   The Acquiring Fund and the Acquired Fund agree as follows:

   1. Representations, Warranties and Agreements of the Acquiring Fund. The Acquiring Fund represents and warrants to and agrees with the Acquired Fund that:

     a. The Acquiring Fund is a series of North American Funds, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out its obligations under this Agreement. North American Funds is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on North American Funds. Each of North American Funds and the Acquiring Fund has all necessary federal, state and local authorizations to carry on its business as now being conducted and to carry out this Agreement.

     b. [Reserved]

     c. The statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquiring Fund as of and for the year ended October 31, 1999 have been furnished to the Acquired Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquiring Fund as of that date and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the periods covered thereby in conformity with generally accepted accounting principles.

     d. The current prospectus and statement of additional information of North American Funds, each dated March 1, 2000 (collectively, as from time to time amended, the "Prospectus"), which have previously been furnished to the Acquired Fund, did not as of such date and does not contain as of the date hereof, with respect to the Acquiring Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     e. There are no material legal, administrative or other proceedings pending or, to the knowledge of North American Funds or the Acquiring Fund, threatened against North American Funds or the Acquiring Fund, which assert liability on the part of the Acquiring Fund. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     f. The Acquiring Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown belonging to it on its statement of assets and liabilities as of October 31, 1999, those incurred in the ordinary course of its business as an investment company since October 31, 1999 and those to be assumed pursuant to this Agreement. Prior to the Exchange Date, the Acquiring Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquired Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 1999, whether or not incurred in the ordinary course of business.

     g. As of the Exchange Date, the Acquiring Fund will have filed all federal and other tax returns and reports which, to the knowledge of North American Funds' officers, are required to be filed by the Acquiring Fund and will have paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquiring Fund. All tax liabilities of the Acquiring Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquiring Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     h. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated by this Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the Investment Company Act of 1940, as amended (the "1940 Act") and state insurance, securities or blue sky laws (which term as used herein shall include the laws of the District of Columbia and of Puerto Rico).

     i. The registration statement (the "Registration Statement") filed with the Securities and Exchange Commission (the "Commission") by North American Funds on Form N-14 on behalf of the Acquiring Fund and relating to the Merger Shares issuable hereunder and the proxy statement of the Acquired Fund relating to the meeting of the Acquired Fund shareholders referred to in
  Section 7(a) herein (together with the documents incorporated therein by reference, the "Acquired Fund Proxy Statement"), on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in Section 7(a) and on the Exchange Date, the prospectus which is contained in the Registration Statement, as amended or supplemented by any amendments or supplements filed with the Commission by North American Funds, and the Acquired Fund Proxy Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquired Fund to the Acquiring Fund specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

     j. There are no material contracts outstanding to which the Acquiring Fund is a party, other than as are or will be disclosed in the Prospectus, the Registration Statement or the Acquired Fund Proxy Statement.

     k. All of the issued and outstanding shares of beneficial interest of the Acquiring Fund have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquiring Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     l. The Acquiring Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Sections 851 and 852 of the Code.

     m. The issuance of the Merger Shares pursuant to this Agreement will be in compliance with all applicable federal and state securities laws.

     n. The Merger Shares to be issued to the Acquired Fund have been duly authorized and, when issued and delivered pursuant to this Agreement, will be legally and validly issued and will be fully paid and non-assessable by the Acquiring Fund, and no shareholder of the Acquiring Fund will have any preemptive right of subscription or purchase in respect thereof.

     o. All issued and outstanding shares of the Acquiring Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund shares, nor is there outstanding any security convertible into any Acquiring Fund shares.

   2. Representations, Warranties and Agreements of the Acquired Fund. The Acquired Fund represents and warrants to and agrees with the Acquiring Fund that:

     a. The Acquired Fund is a series of North American Funds, a Massachusetts business trust duly established and validly existing under the laws of The Commonwealth of Massachusetts, and has power to own all of its properties and assets and to carry out this Agreement. North American Funds is qualified as a foreign association in every jurisdiction where required, except to the extent that failure to so qualify would not have a material adverse effect on North American Funds. Each of North American Funds and the Acquired Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted and to carry out this Agreement.

     b. [Reserved]

     c. A statement of assets and liabilities, statement of operations, statement of changes in net assets and a schedule of investments (indicating their market values) of the Acquired Fund as of and for the year ended October 31, 1999 have been furnished to the Acquiring Fund. Such statement of assets and liabilities and schedule fairly present the financial position of the Acquired Fund as of that date, and such statements of operations and changes in net assets fairly reflect the results of its operations and changes in net assets for the period covered thereby, in conformity with generally accepted accounting principles.

     d. The Prospectus, which has been previously furnished to the Acquiring Fund, did not contain as of such dates and does not contain, with respect to the Acquired Fund, any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

     e. There are no material legal, administrative or other proceedings pending or, to the knowledge of North American Funds or the Acquired Fund, threatened against North American Funds or the Acquired Fund, which assert liability on the part of the Acquired Fund. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     f. There are no material contracts outstanding to which the Acquired Fund is a party, other than as are disclosed in the North American Funds' registration statement on Form N-1A or the Prospectus.

     g. The Acquired Fund has no known liabilities of a material nature, contingent or otherwise, other than those shown on the Acquired Fund's statement of assets and liabilities as of October 31, 1999 referred to above and those incurred in the ordinary course of its business as an investment company since such date. Prior to the Exchange Date, the Acquired Fund will endeavor to quantify and to reflect on its balance sheet all of its material known liabilities and will advise the Acquiring Fund of all material liabilities, contingent or otherwise, incurred by it subsequent to October 31, 1999, whether or not incurred in the ordinary course of business.

     h. As of the Exchange Date, the Acquired Fund will have filed all federal and other tax returns and reports which, to the knowledge of North American Funds' officers, are required to be filed by the Acquired Fund and has paid or will pay all federal and other taxes shown to be due on said returns or on any assessments received by the Acquired Fund. All tax liabilities of the Acquired Fund have been adequately provided for on its books, and no tax deficiency or liability of the Acquired Fund has been asserted, and no question with respect thereto has been raised or is under audit, by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid.

     i. At the Exchange Date, North American Funds, on behalf of the Acquired Fund, will have full right, power and authority to sell, assign, transfer and deliver the Investments (as defined below) and any other assets and liabilities of the Acquired Fund to be transferred to the Acquiring Fund pursuant to this Agreement. At the Exchange Date, subject only to the delivery of the Investments and any such other assets and liabilities as contemplated by this Agreement, the Acquiring Fund will acquire the Investments and any such other assets and liabilities subject to no encumbrances, liens or security interests whatsoever and without any restrictions upon the transfer thereof, except as previously disclosed to the Acquiring Fund. As used in this Agreement, the term "Investments" shall mean the Acquired Fund's investments shown on the schedule of its investments as of October 31, 1999 referred to in Section 2(c) hereof, as supplemented with such changes in the portfolio as the Acquired Fund shall make, and changes resulting from stock dividends, stock split-ups, mergers and similar corporate actions through the Exchange Date.

     j. No registration under the 1933 Act of any of the Investments would be required if they were, as of the time of such transfer, the subject of a public distribution by either of the Acquiring Fund or the Acquired Fund, except as previously disclosed to the Acquiring Fund by the Acquired Fund.

     k. No consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated by this Agreement, except such as may be required under the 1933 Act, 1934 Act, the 1940 Act or state insurance, securities or blue sky laws.

     l. The Registration Statement and the Acquired Fund Proxy Statement, on the effective date of the Registration Statement, (i) will comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder and (ii) will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and at the time of the shareholders meeting referred to in
  Section 7(a) and on the Exchange Date, the Acquired Fund Proxy Statement and the Registration Statement will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that none of the representations and warranties in this subsection shall apply to statements in or omissions from the Registration Statement or the Acquired Fund Proxy Statement made in reliance upon and in conformity with information furnished in writing by the Acquiring Fund to the Acquired Fund or North American Funds specifically for use in the Registration Statement or the Acquired Fund Proxy Statement.

     m. The Acquired Fund qualifies and will at all times through the Exchange Date qualify for taxation as a "regulated investment company" under Section 851 and 852 of the Code.

     n. At the Exchange Date, the Acquired Fund will have sold such of its assets, if any, as are necessary to assure that, after giving effect to the acquisition of the assets of the Acquired Fund pursuant to this Agreement, the Acquiring Fund will remain a "diversified company" within the meaning of Section 5(b)(1) of the 1940 Act and in compliance with such other mandatory investment restrictions as are set forth in the Prospectus, as amended through the Exchange Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any assets if, in the reasonable judgment of the Acquired Fund, such disposition would adversely affect the tax-free nature of the reorganization or would violate the Acquired Fund's fiduciary duty to its shareholders.

     o. All of the issued and outstanding shares of beneficial interest of the Acquired Fund shall have been offered for sale and sold in conformity with all applicable federal and state securities laws (including any applicable exemptions therefrom), or the Acquired Fund has taken any action necessary to remedy any prior failure to have offered for sale and sold such shares in conformity with such laws.

     p. All issued and outstanding shares of the Acquired Fund are, and at the Exchange Date will be, duly authorized, validly issued, fully paid and non-assessable by the Acquired Fund. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares.

   3. Reorganization.

   a. Subject to the requisite approval of the shareholders of the Acquired Fund and to the other terms and conditions contained herein (including the Acquired Fund's obligation to distribute to its shareholders all of its investment company taxable income and net capital gain as described in Section 8(m)), the Acquired Fund agrees to sell, assign, convey, transfer and deliver to the Acquiring Fund, and the Acquiring Fund agrees to acquire from the Acquired Fund, on the Exchange Date all of the Investments and all of the cash and other properties and assets of the Acquired Fund, whether accrued or contingent (including cash received by the Acquired Fund upon the liquidation by the Acquired Fund of any Investments), in exchange for that number of shares of beneficial interest of the Acquiring Fund provided for in Section 4 and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, whether accrued or contingent, existing at the Valuation Time (as defined below) except for the Acquired Fund's liabilities, if any, arising in connection with this Agreement. Pursuant to this Agreement, the Acquired Fund will, as soon as practicable after the Exchange Date, distribute all of the Class A, Class B and Class C Merger Shares received by it to the shareholders of the Acquired Fund in exchange for their Class A, Class B and Class C shares of the Acquired Fund.

   b. The Acquired Fund will pay or cause to be paid to the Acquiring Fund any interest, cash or such dividends, rights and other payments received by it on or after the Exchange Date with respect to the

Investments and other properties and assets of the Acquired Fund, whether accrued or contingent, received by it on or after the Exchange Date. Any such distribution shall be deemed included in the assets transferred to the Acquiring Fund at the Exchange Date and shall not be separately valued unless the securities in respect of which such distribution is made shall have gone "ex" such distribution prior to the Valuation Time, in which case any such distribution which remains unpaid at the Exchange Date shall be included in the determination of the value of the assets of the Acquired Fund acquired by the Acquiring Fund.

   c. The Valuation Time shall be 4:00 p.m. Eastern time on the Exchange Date or such earlier or later day as may be mutually agreed upon in writing by the parties hereto (the "Valuation Time").

   4. Valuation Time. On the Exchange Date, the Acquiring Fund will deliver to the Acquired Fund (i) a number of full and fractional Class A Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class A shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class A shares of the Acquired Fund assumed by the Acquiring Fund on that date, (ii) a number of full and fractional Class B Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class B shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class B shares of the Acquired Fund assumed by the Acquiring Fund on that date, and
(iii) a number of full and fractional Class C Merger Shares having an aggregate net asset value equal to the value of the assets of the Acquired Fund attributable to the Class C shares of the Acquired Fund transferred to the Acquiring Fund on such date less the value of the liabilities of the Acquired Fund attributable to the Class C shares of the Acquired Fund assumed by the Acquiring Fund on that date.

     a. The net asset value of the Class A, Class B and Class C Merger Shares to be delivered to the Acquired Fund, the value of the assets attributable to the Class A, Class B and Class C shares of the Acquired Fund, and the value of the liabilities attributable to the Class A, Class B and Class C shares of the Acquired Fund to be assumed by the Acquiring Fund, shall in each case be determined as of the Valuation Time.

     b. The net asset value of the Class A, Class B and Class C Merger Shares shall be computed in the manner set forth in the Prospectus. The value of the assets and liabilities of the Class A, Class B and Class C shares of the Acquired Fund shall be determined by the Acquiring Fund, in cooperation with the Acquired Fund, pursuant to procedures which the Acquiring Fund would use in determining the fair market value of the Acquiring Fund's assets and liabilities.

     c. No adjustment shall be made in the net asset value of either the Acquired Fund or the Acquiring Fund to take into account differences in realized and unrealized gains and losses.

     d. The Acquired Fund shall distribute the Merger Shares to the shareholders of the Acquired Fund by furnishing written instructions to the Acquiring Fund's transfer agent, which will as soon as practicable set up open accounts for each Acquired Fund shareholder in accordance with such written instructions.

     e. The Acquiring Fund shall assume all liabilities of the Acquired Fund, whether accrued or contingent, in connection with the acquisition of assets and subsequent dissolution of the Acquired Fund or otherwise, except for the Acquired Fund's liabilities, if any, pursuant to this Agreement.

   5. Expenses, Fees, etc.

   a. The parties hereto understand and agree that the transactions contemplated by this Agreement are being undertaken contemporaneously with a general restructuring and consolidation of certain of the registered investment companies advised by American General Asset Management Corp., formerly named CypressTree Asset Management Corporation, Inc. and its affiliates; and that in connection therewith the costs of all such transactions are being borne by American General Corporation and/or its affiliates. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of such party as a "regulated investment company" within the meaning of Section 851 of the Code.

   b. [Reserved]

   c. [Reserved]

   d. [In the event the transactions contemplated by this Agreement are not consummated for any reason, American General Corporation and/or its affiliates shall bear all expenses incurred in connection with such transactions.]

   e. Notwithstanding any other provisions of this Agreement, if for any reason the transactions contemplated by this Agreement are not consummated, no party shall be liable to the other party for any damages resulting therefrom, including, without limitation, consequential damages, except as specifically set forth above.

   6. Exchange Date. Delivery of the assets of the Acquired Fund to be transferred, assumption of the liabilities of the Acquired Fund to be assumed, and the delivery of the Merger Shares to be issued shall be made at Boston,
Massachusetts, as of     , 2000, or at such other date agreed to by the
Acquiring Fund and the Acquired Fund, the date and time upon which such delivery is to take place being referred to herein as the "Exchange Date."

   7. Meetings of Shareholders; Dissolution.

   a. North American Funds, on behalf of the Acquired Fund, agrees to call a meeting of the Acquired Fund's shareholders as soon as is practicable after the effective date of the Registration Statement for the purpose of considering the sale of all of its assets to and the assumption of all of its liabilities by the Acquiring Fund as herein provided and adopting this Agreement.

   b. The Acquired Fund agrees that the liquidation and dissolution of the Acquired Fund will be effected in the manner provided in the Declaration of Trust in accordance with applicable law and that on and after the Exchange Date, the Acquired Fund shall not conduct any business except in connection with its liquidation and dissolution.

   c. The Acquiring Fund has, in consultation with the Acquired Fund and based in part on information furnished by the Acquired Fund, filed the Registration Statement with the Commission. Each of the Acquired Fund and the Acquiring Fund will cooperate with the other, and each will furnish to the other the information relating to itself required by the 1933 Act, the 1934 Act and the 1940 Act and the rules and regulations thereunder to be set forth in the Registration Statement.

   8. Conditions to the Acquiring Fund's Obligations. The obligations of the Acquiring Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That the Acquired Fund shall have furnished to the Acquiring Fund a statement of the Acquired Fund's assets and liabilities, with values determined as provided in Section 4 of this Agreement, together with a list of Investments with their respective tax costs, all as of the Valuation Time, certified on the Acquired Fund's behalf by North American Funds' President (or any Vice President) and Treasurer (or any Assistant Treasurer), and a certificate of both such officers, dated the Exchange Date, that there has been no material adverse change in the financial position of the Acquired Fund since October 31, 1999, other than changes in the Investments and other assets and properties since that date or changes in the market value of the Investments and other assets of the Acquired Fund, or changes due to dividends paid or losses from operations.

     c. That the Acquired Fund shall have furnished to the Acquiring Fund a statement, dated the Exchange Date, signed by North American Funds' President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquired Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates and the Acquired Fund has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to such dates.

     d. [Reserved]

     e. That there shall not be any material litigation pending with respect to the matters contemplated by this Agreement.

     f. That the Acquiring Fund shall have received an opinion of Ropes & Gray, counsel to the Acquired Fund, in form satisfactory to counsel to the Acquiring Fund, and dated the Exchange Date, to the effect that (i) North American Funds is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) this Agreement has been duly authorized, executed and delivered by North American Funds on behalf of the Acquired Fund and, assuming that the Registration Statement, the Prospectus and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by North American Funds on behalf of the Acquiring Fund, is a valid and binding obligation of North American Funds and the Acquired Fund;
  (iii) North American Funds, on behalf of the Acquired Fund, has power to sell, assign, convey, transfer and deliver the assets contemplated hereby and, upon consummation of the transactions contemplated hereby in accordance with the terms of this Agreement, the Acquired Fund will have duly sold, assigned, conveyed, transferred and delivered such assets to the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws or any provision of any agreement known to such counsel to which North American Funds or the Acquired Fund is a party or by which it is bound; and (v) to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by North American Funds on behalf of the Acquired Fund of the transactions contemplated hereby, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws.

     g. [That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date, in form satisfactory to the Acquiring Fund and its counsel, with respect to the matters specified in Section 9(f) of this Agreement.]

     h. [That the Acquiring Fund shall have received an opinion of Ropes & Gray (which opinion would be based upon certain factual representations and subject to certain qualifications), dated the Exchange Date, in form satisfactory to the Acquiring Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and the court decisions, for federal income tax purposes (i) no gain or loss will be recognized by the Acquiring Fund upon receipt of the Investments transferred to the Acquiring Fund pursuant to this Agreement in exchange for the Merger Shares; (ii) the basis to the Acquiring Fund of the Investments will be the same as the basis of the Investments in the hands of the Acquired Fund immediately prior to such exchange; and (iii) the Acquiring Fund's holding periods with respect to the Investments will include the respective periods for which the Investments were held by the Acquiring Fund.]

     i. That the assets of the Acquired Fund to be acquired by the Acquiring Fund will include no assets which the Acquiring Fund, by reason of charter limitations or of investment restrictions disclosed in the Registration Statement in effect on the Exchange Date, may not properly acquire.

     j. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of North American Funds or the Acquiring Fund, threatened by the Commission.

     k. That North American Funds shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     l. That all actions taken by North American Funds on behalf of the Acquired Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquiring Fund and its counsel.

     m. That, prior to the Exchange Date, the Acquired Fund shall have declared a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the shareholders of the Acquired Fund (i) all of the excess of (x) the Acquired Fund's investment income excludable from gross income under Section 103(a) of the Code over
  (y) the Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (ii) all of the Acquired Fund's investment company taxable income (as defined in Section 852 of the Code) for its taxable years ending on or after October 31, 1999 and on or prior to the Exchange Date (computed in each case without regard to any deduction for dividends paid) in each case for its taxable years ending on or after October 31, 1999 and on or prior to the Exchange Date, and (iii) all of the Acquired Fund's net capital gain realized (after reduction for any capital loss carryover), in each case for the taxable year ending on October 31, 1999 and all subsequent taxable periods ending on or prior to the Exchange Date.

     n. That the Acquired Fund shall have furnished to the Acquiring Fund a certificate, signed by the President (or any Vice President) and the Treasurer (or any Assistant Treasurer) of North American Funds, as to the tax cost to the Acquired Fund of the securities delivered to the Acquiring Fund pursuant to this Agreement, together with any such other evidence as to such tax cost as the Acquiring Fund may reasonably request.

     o. That the Acquired Fund's custodian shall have delivered to the Acquiring Fund a certificate identifying all of the assets of the Acquired Fund held or maintained by such custodian as of the Valuation Time.

     p. That the Acquired Fund's transfer agent shall have provided to the Acquiring Fund (i) the originals or true copies of all of the records of the Acquired Fund in the possession of such transfer agent as of the Exchange Date, (ii) a certificate setting forth the number of shares of the Acquired Fund outstanding as of the Valuation Time, and (iii) the name and address of each holder of record of any shares and the number of shares held of record by each such shareholder.

     q. [Reserved]

     r. [Reserved]

     s. That the merger of the Tax-Sensitive Equity Fund into the Growth & Income Fund shall be approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Tax-Sensitive Equity Fund.

   9. Conditions to the Acquired Fund's Obligations. The obligations of the Acquired Fund hereunder shall be subject to the following conditions:

     a. That this Agreement shall have been adopted and the transactions contemplated hereby shall have been approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Acquired Fund entitled to vote.

     b. That North American Funds, on behalf of the Acquiring Fund, shall have executed and delivered to the Acquired Fund an Assumption of Liabilities dated as of the Exchange Date pursuant to which the Acquiring Fund will assume all of the liabilities of the Acquired Fund existing at the Valuation Time in connection with the transactions contemplated by this Agreement, other than liabilities arising pursuant to this Agreement.

     c. That the Acquiring Fund shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by North American Funds' President (or any Vice President) and Treasurer (or any Assistant Treasurer) certifying that as of the Valuation Time and as of the Exchange Date all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such dates, and that the Acquiring Fund has complied with all of the agreements and satisfied all of the conditions on its part to be performed or satisfied at or prior to each of such dates; and that North American Funds shall have furnished to the Acquired Fund a statement, dated the Exchange Date, signed by an officer of North American Funds certifying that as of the Valuation Time and as of the Exchange Date, to the best of North American Funds' knowledge, after due inquiry, all representations and warranties of the Acquiring Fund made in this Agreement are true and correct in all material respects as if made at and as of such date.

     d. That there shall not be any material litigation pending or threatened with respect to the matters contemplated by this Agreement.

     e. That the Acquired Fund shall have received an opinion of Ropes & Gray, counsel to the Acquiring Fund, in form satisfactory to counsel to the Acquired Fund, and dated the Exchange Date, to the effect that (i) North American Funds is a Massachusetts business trust duly formed and is validly existing under the laws of The Commonwealth of Massachusetts and has the power to own all its properties and to carry on its business as presently conducted; (ii) the Merger Shares to be delivered to the Acquired Fund as provided for by this Agreement are duly authorized and upon such delivery will be validly issued and will be fully paid and non-assessable by North American Funds and the Acquiring Fund and no shareholder of the Acquiring Fund has any preemptive right to subscription or purchase in respect thereof; (iii) this Agreement has been duly authorized, executed and delivered by North American Funds on behalf of the Acquiring Fund and, assuming that the Prospectus, the Registration Statement and the Acquired Fund Proxy Statement comply with the 1933 Act, the 1934 Act and the 1940 Act and assuming due authorization, execution and delivery of this Agreement by North American Funds on behalf of the Acquired Fund, is a valid and binding obligation of North American Funds and the Acquiring Fund; (iv) the execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, violate the Declaration of Trust or By-Laws, or any provision of any agreement known to such counsel to which North American Funds or the Acquiring Fund is a party or by which it is bound; (v) no consent, approval, authorization or order of any court or governmental authority is required for the consummation by North American Funds on behalf of the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required under state securities or blue sky laws; and (vi) the Registration Statement has become effective under the 1933 Act, and to best of the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or are pending or contemplated under the 1933 Act. In addition, such counsel shall also state that they have participated in conferences with officers and other representatives of the Acquiring Fund at which the contents of the Acquired Fund Proxy Statement and related matters were discussed, and, although they are not passing upon and do not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Acquired Fund Proxy Statement, on the basis of the foregoing (relying as to materiality to a large extent upon the opinions of officers and other representatives of the Acquiring Fund), no facts have come to their attention that lead them to believe that the portions of the Acquired Fund Proxy Statement relevant to the transfer of assets contemplated by this Agreement as of its date, as of the date of the Acquired Fund shareholders' meeting, or as of the Exchange Date, contained an untrue statement of a material fact regarding the Acquiring Fund or omitted to state a material fact required to be stated therein or necessary to make the statements therein regarding the Acquiring Fund, in light of the circumstances under which they were made, not misleading. Such opinion may state that such counsel does not express any opinion or belief as to the financial statements or other financial data, or as to the information relating to the Acquired Fund, contained in the Acquired Fund Proxy Statement or the Registration Statement, and may contain other customary or appropriate qualifications.

     f. [That the Acquired Fund shall have received an opinion of Ropes & Gray, dated the Exchange Date (which opinion would be based upon certain factual representations and subject to certain qualifications), in form satisfactory to the Acquired Fund and its counsel, to the effect that, on the basis of the existing provisions of the Code, current administrative rules, and court decisions, for federal income tax purposes: (i) no gain or loss will be recognized by the Acquired Fund as a result of the reorganization; (ii) no gain or loss will be recognized by shareholders of the Acquired Fund on the distribution of Merger Shares to them in exchange for their shares of the Acquired Fund; (iii) the tax basis of the Merger Shares that the Acquired Fund's shareholders receive in place of their Acquired Fund shares will be the same as the basis of the Acquired Fund shares; and (iv) a shareholder's holding period for the Merger Shares received pursuant to the Agreement will be determined by including the holding period for the Acquired Fund shares exchanged for the Merger Shares, provided that the shareholder held the Acquired Fund shares as a capital asset.]

     g. That all actions taken by North American Funds on behalf of the Acquiring Fund in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be satisfactory in form and substance to the Acquired Fund and its counsel.

     h. That the Registration Statement shall have become effective under the 1933 Act, and no stop order suspending such effectiveness shall have been instituted or, to the knowledge of North American Funds or the Acquiring Fund, threatened by the Commission.

     i. That North American Funds shall have received from the Commission, any relevant state securities administrator and any relevant state insurance regulatory authority such order or orders as are reasonably necessary or desirable under the 1933 Act, the 1934 Act, the 1940 Act, and any applicable state securities or blue sky laws or state insurance laws in connection with the transactions contemplated hereby, and that all such orders shall be in full force and effect.

     j. That the merger of the Tax-Sensitive Equity Fund into the Growth & Income Fund shall be approved by the requisite votes of the holders of the outstanding shares of beneficial interest of the Tax-Sensitive Equity Fund.

   10. [Reserved]

   11. Waiver of Conditions. Each of the Acquired Fund or the Acquiring Fund, after consultation with counsel and by consent of the trustees of North American Funds on its behalf, or an officer authorized by such trustees, may waive any condition to their respective obligations hereunder, except for the conditions set forth in Sections 8(a) and 9(a).

   12. No Broker, etc. Each of the Acquired Fund and the Acquiring Fund represents that there is no person who has dealt with it or North American Funds who by reason of such dealings is entitled to any broker's or finder's or other similar fee or commission arising out of the transactions contemplated by this Agreement.

   13. Termination. The Acquired Fund and the Acquiring Fund may, by consent of the trustees of North American Funds on behalf of each Fund, terminate this Agreement. If the transactions contemplated by this Agreement have not been
substantially completed by [    , 2000], this Agreement shall automatically
terminate on that date unless a later date is agreed to by the Acquired Fund and the Acquiring Fund.

   14. [Reserved]

   15. Covenants, etc. Deemed Material. All covenants, agreements, representations and warranties made under this Agreement and any certificates delivered pursuant to this Agreement shall be deemed to have been material and relied upon by each of the parties, notwithstanding an investigation made by them or on their behalf.

   16. Sole Agreement; Amendments. This Agreement supersedes all previous correspondence and oral communications between the parties regarding the subject matter hereof, constitutes the only understanding with respect to such subject matter, may not be changed except by a letter of agreement signed by each party hereto, and shall be construed in accordance with and governed by the laws of The Commonwealth of Massachusetts.

   17. Declaration of Trust. A copy of the Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the trustees of North American Funds on behalf of the Acquired Fund and the on behalf Acquiring Fund, as trustees and not individually and that the obligations of this instrument are not binding upon any of the trustees, officers or shareholders of North American Funds individually but are binding only upon the assets and property of the Acquired Fund and the Acquiring Fund.

                                          NORTH AMERICAN FUNDS,
                                          on behalf of its Equity-Income Fund
                                           series

                                          By: _________________________________

                                          NORTH AMERICAN FUNDS,
                                          on behalf of its Growth & Income
                                           series

                                          By: _________________________________

                              NORTH AMERICAN FUNDS

                                   FORM N-14

                                     PART B

                      STATEMENT OF ADDITIONAL INFORMATION

                                 April   , 2000

   This Joint Statement of Additional Information (the "SAI") relates to proposed mergers (the "Mergers") of the Equity-Income Fund and the Tax-Sensitive Equity Fund (each an "Acquired Fund") into the Growth & Income Fund (the "Acquiring Fund"). Each of the Acquired Funds and the Acquiring Fund is a series of North American Funds, a Massachusetts business trust.

   This SAI contains information which may be of interest to shareholders but which is not included in the Prospectus/Proxy Statement dated April , 2000 (the "Prospectus/Proxy Statement") of the Acquiring Funds which relates to the Mergers. As described in the Prospectus/Proxy Statement, the Mergers would involve the transfer of all the assets of each Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of the Acquired Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of the Acquired Fund.

   This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to North American Funds, 286 Congress Street, Boston, Massachusetts 02210 or by calling 1-800-872-8037.

                               Table of Contents

 I.  Additional Information about the Acquiring Fund and the Acquired
     Funds...............................................................
 II. Financial Statements................................................

I. Additional Information about the Acquiring Fund and the Acquired Funds.

   Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement Form N-1A (filed on March 2, 2000) (Registration Nos. 33-27958 and 811-5797).

II. Financial Statements.

   This SAI is accompanied by the Annual Report for the year ended October 31, 1999 of the Acquiring Fund and Acquired Funds, which contains historical financial information regarding such Funds. Such report has been filed with the Securities and Exchange Commission and is incorporated herein by reference.

   Pro forma financial statements of the Acquiring Fund for its Merger with North American Equity-Income Fund are provided on the following pages. Pro forma financial statements of the Acquiring Fund for its Merger with North American Tax-Sensitive Equity Fund are not provided because the Acquired Fund's net assets are less than 10% of the Acquiring Fund's net assets.

PRO-FORMA COMBINED STATEMENT OF ASSETS AND LIABILITIES (Unaudited) October 31, 1999

                                                                    North American    North American
                                                                    Equity-Income       Growth &        Pro-forma      Pro-forma
ASSETS:                                                                  Fund          Income Fund     Adjustments      Combined
------                                                              -------------     -------------    -----------   -------------

Investments in securities, at value ..............................  $ 115,694,225     $ 298,543,702                  $ 414,237,927
Cash .............................................................             41               538                            579
Investment in State Street Bank & Trust Company Navigator
     Securities Lending Trust held as collateral for
     securities on loan, at value ................................      1,242,600         4,962,600                      6,205,200
Receivables:
        Fund shares sold .........................................        219,680           870,080                      1,089,760
        Dividends ................................................        266,679           320,593                        587,272
        Interest .................................................             42             1,328                          1,370
        Foreign tax withholding reclaims .........................                            5,829                          5,829
Other assets .....................................................          1,998             2,049                          4,047
                                                                    -------------     -------------      -------     -------------
               Total assets ......................................    117,425,265       304,706,719         --         422,131,984

LIABILITIES:
Collateral on securities loaned, at value ........................      1,242,600         4,962,600                      6,205,200
Payables:
        Investments purchased ....................................                          844,918                        844,918
        Fund shares redeemed .....................................        150,648           484,718                        635,366
        Dividend and interest withholding tax ....................             36              --                               36
        Investment adviser .......................................         61,661           198,339                        260,000
        Custodian and transfer agent fees ........................         19,662            18,309                         37,971
        Distribution fee .........................................         29,738            87,817                        117,555
        Other accrued expenses ...................................         71,697           147,863                        219,560
                                                                    -------------     -------------      -------     -------------
               Total liabilities .................................      1,576,042         6,744,564         --           8,320,606

NET ASSETS .......................................................  $ 115,849,223     $ 297,962,155      $     0     $ 413,811,378
                                                                    =============     =============      =======     =============

NET ASSETS CONSIST OF:
        Undistributed net investment income/(loss) ...............  $     509,106              --                    $     509,106
        Accumulated undistributed net realized gain (loss) on
               investments, foreign currency and forward foreign
               currency contracts ................................     21,841,836     $  25,033,619                     46,875,455
        Unrealized appreciation (depreciation) on:
               Investments .......................................      7,699,450       108,981,644                    116,681,094
               Futures ...........................................           --                                               --
               Foreign currency and forward foreign currency
                 contracts .......................................                              (12)                           (12)
        Capital shares at par value of $.001 .....................          6,900            10,492       (2,822)/1/        14,570
        Additional paid-in capital ...............................     85,791,931       163,936,412        2,822 /1/   249,731,165
                                                                    -------------     -------------      -------     -------------

               Net assets ........................................  $ 115,849,223     $ 297,962,155      $     0     $ 413,811,378
                                                                    =============     =============      =======     =============


/1/ Reflects change in shares due to merger exchange.


                  See Notes to Pro-Forma Financial Statements

COMBINED PRO-FORMA STATEMENT OF ASSETS AND LIABILITIES (cont'd) (Unaudited) October 31, 1999

                                                                  North American    North American
                                                                   Equity-Income       Growth &       Pro-forma      Pro-forma
                                                                       Fund          Income Fund      Adjustments     Combined
                                                                       ----          -----------      -----------     --------
NET ASSET VALUES:
-----------------

Class A Shares
  Net assets at value ........................................     $ 13,989,760     $ 37,210,426                    $ 51,200,186
  Shares outstanding .........................................          827,331        1,293,038       (341,238)       1,779,131

Net asset value (NAV) and redemption price per share .........     $      16.91     $      28.78                    $      28.78

Public offering price per share (100/94.25 of NAV)
  On sales of $100,000 or more the offering price is
    reduced ..................................................     $      17.94     $      30.54                    $      30.54


Class B Shares
  Net assets at value ........................................     $ 31,659,383     $104,695,326                    $136,354,709
  Shares outstanding .........................................        1,894,670        3,702,446       (775,173)       4,821,943

Net asset value, offering price and
  redemption price per share .................................     $      16.71     $      28.28                    $      28.28


Class C Shares
  Net assets at value ........................................     $ 70,200,080     $156,056,403                    $226,256,483
  Shares outstanding .........................................        4,177,566        5,496,180     (1,704,862)       7,968,884

Net asset value, offering price and
  redemption price per share .................................     $      16.80     $      28.39                    $      28.39


                  See Notes to Pro-Forma Financial Statements

COMBINED PRO-FORMA STATEMENT OF OPERATIONS (Unaudited) for the Year Ended October 31, 1999

                                                                     North American  North American
                                                                      Equity-Income     Growth &     Pro-forma        Pro-forma
                                                                          Fund        Income Fund    Adjustments        Combined
                                                                          ----        -----------    -----------        --------
INVESTMENT INCOME:
------------------

     Interest ...................................................... $    127,679    $    222,376                     $    350,055
     Dividends .....................................................    3,799,150       3,928,924                        7,728,074
                                                                     ------------    ------------    -----------      ------------

            Total income ...........................................    3,926,829       4,151,300           --           8,078,129

EXPENSES:
--------
     Distribution for Class A ......................................       96,309         158,039                          254,348
     Distribution for Class B ......................................      363,445         943,742                        1,307,187
     Distribution for Class C ......................................      849,454       1,464,659                        2,314,113
     Investment adviser fee ........................................    1,060,879       1,912,464       (128,659)/2/     2,844,684
     Custodian fee .................................................       83,437         140,315                          223,752
     Transfer agent fee ............................................      233,528         376,715                          610,243
     Accounting/administration .....................................      231,614         434,861       (200,000)/3/       466,475
     Audit and legal fees ..........................................       76,533         148,248        (50,000)/3/       174,781
     Miscellaneous .................................................      139,534         234,964       (125,000)/3/       249,498
                                                                     ------------    ------------    -----------      ------------
     Expenses before reimbursement by investment adviser ...........    3,134,733       5,814,007       (503,659)        8,445,081

     Reimbursement of expenses by investment adviser ...............     (277,002)       (414,305)       428,659 /4/      (262,648)
                                                                     ------------    ------------    -----------      ------------

                    Net expenses ...................................    2,857,731       5,399,702        (75,000)        8,182,433
                                                                     ------------    ------------    -----------      ------------

                    Net  investment income/(loss) ..................    1,069,098      (1,248,402)        75,000          (104,304)
                                                                     ------------    ------------    -----------      ------------


REALIZED AND UNREALIZED GAIN/(LOSS) ON
   INVESTMENTS, FOREIGN CURRENCY AND FORWARD
   FOREIGN CURRENCY CONTRACTS:

     Net realized gain/(loss) on:
        Investment transactions ....................................   25,209,364      29,073,940                    54,283,304
        Foreign currency and forward foreign currency contracts ....      (11,895)           (244)                      (12,139)
     Change in unrealized appreciation (depreciation) on:
        Investments ................................................  (19,384,683)     27,366,787                     7,982,104
        Translation of foreign currency and forward foreign currency
            contracts ..............................................          101             153                           254
                                                                     ------------    ------------    -----------   ------------

                    Net gain/(loss) on investments, foreign currency
                      and forward foreign currency contracts .......    5,812,887      56,440,636           --       62,253,523

Net increase in net assets resulting from operations ............... $  6,881,985    $ 55,192,234    $    75,000   $ 62,149,219

/2/  Reflects the surviving fund's Advisory fee rate.
/3/  Reflects expected savings due to economies of scale.
/4/  Reflects adjustment to level of the acquiring fund's expense reimbursement.


                  See Notes to Pro-Forma Financial Statements

COMBINING PRO-FORMA PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 1999

                SHARES                                                                            MARKET VALUE
---------------------------------------                                               --------------------------------------
      NAF           NAF                                                                   NAF          NAF
     Equity-      Growth &                                                               Equity-    Growth &
     Income        Income     Combined                                                   Income      Income        Combined
     ------        ------     --------                                                   ------      ------        --------
                                           Common Stocks
                                           -------------
                     83,300     83,300     Abbott Laboratories                                      $3,363,238   $3,363,238
                     71,000     71,000     ACE, Ltd.                                                 1,380,063    1,380,063
                     38,700     38,700     Allied Signal, Inc.                                       2,203,481    2,203,481
                     41,700     41,700     Aluminum Company of America                               2,533,275    2,533,275
                      7,000      7,000     America Online, Inc.*                                       907,812      907,812
          47,400                47,400     American General Corp.                       $3,516,487                3,516,487
         136,100    104,400    240,500     American Home Products Corp.                  7,111,225   5,454,900   12,566,125
                     42,625     42,625     American International Group, Inc.                        4,387,711    4,387,711
                     44,800     44,800     AMR Corporation*                                          2,844,800    2,844,800
                     28,400     28,400     Analog Devices, Inc.*                                     1,508,750    1,508,750
                     39,900     39,900     Anheuser-Busch Companies, Inc.                            2,865,319    2,865,319
                    111,200    111,200     Associates First Capital Corp.                            4,058,800    4,058,800
                     47,700     47,700     Astrazeneca Plc                                           2,182,275    2,182,275
                     36,400     36,400     AT & T Corp. - Liberty Media Group                        1,444,625    1,444,625
                     92,400     92,400     AT & T Corp.*                                             4,319,700    4,319,700
                     62,500     62,500     Automatic Data Processing, Inc.                           3,011,719    3,011,719
          31,800                31,800     Bankamerica Corp.                             2,047,125                2,047,125
          48,300     49,300     97,600     Baxter International, Inc.                    3,133,463   3,198,337    6,331,800
         107,750    100,492    208,242     Bell Atlantic Corp.                           6,997,016   6,525,699   13,522,715
          75,800     45,100    120,900     Bristol-Myers Squibb Co.                      5,822,388   3,464,244    9,286,632
                     38,400     38,400     Cardinal Health, Inc.                                     1,656,000    1,656,000
                     33,800     33,800     Caterpillar, Inc.                                         1,867,450    1,867,450
          52,500     36,900     89,400     Chevron Corp.                                 4,793,906   3,369,431    8,163,337
                     97,000     97,000     Cisco Systems, Inc.*                                      7,178,000    7,178,000
                    170,400    170,400     Citigroup, Inc.                                           9,222,900    9,222,900
                     34,000     34,000     Colgate Palmolive Co.                                     2,057,000    2,057,000
                     94,600     94,600     Columbia/HCA Healthcare Corp.                             2,282,225    2,282,225
                     37,900     37,900     Computer Sciences Corp.*                                  2,603,256    2,603,256
                     16,400     16,400     Corning, Inc.                                             1,289,450    1,289,450
                     27,700     27,700     CSX Corp.                                                 1,135,700    1,135,700
                     78,200     78,200     Dayton Hudson Corp.                                       5,053,675    5,053,675
                     45,800     45,800     Duke Energy Do.                                           2,587,700    2,587,700
          37,900     64,400    102,300     E.I. Du Pont de Nemours & Co.                 2,442,181   4,149,775    6,591,956
                     15,000     15,000     Eaton Corporation                                         1,128,750    1,128,750
                     26,600     26,600     EMC Corp.*                                                1,941,800    1,941,800
          25,800     91,900    117,700     Exxon Corp.                                   1,910,812   6,806,344    8,717,156
                     59,600     59,600     Federal National Mortgage Association                     4,216,700    4,216,700
                     71,200     71,200     First Data Corp.                                          3,252,950    3,252,950
         114,000     70,000    184,000     First Union Corp.                             4,866,375   2,988,125    7,854,500
                     31,200     31,200     Ford Motor Company                                        1,712,100    1,712,100
                     54,900     54,900     Gannett, Inc.                                             4,234,162    4,234,162
                     87,200     87,200     General Electric Co.                                     11,821,060   11,821,060
          52,800                52,800     General Mills, Inc.                           4,603,500                4,603,500
                     21,000     21,000     General Motors Corp.*                                     1,529,062    1,529,062
          24,500     31,000     55,500     Gillette Company                                886,594   1,121,813    2,008,407
          47,300                47,300     GTE Corp.                                     3,547,500                3,547,500

COMBINING PRO-FORMA PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 1999

                SHARES                                                                            MARKET VALUE
---------------------------------------                                               --------------------------------------
      NAF           NAF                                                                   NAF          NAF
     Equity-      Growth &                                                               Equity-    Growth &
     Income        Income     Combined                                                   Income      Income        Combined
     ------        ------     --------                                                   ------      ------        --------
                                           Common Stocks - continued
                                           -------------------------
         113,300               113,300     H.J. Heinz Co.                               $5,410,075               $5,410,075
                     28,800     28,800     Hewlett-Packard Company                                   2,133,000    2,133,000
                     25,100     25,100     Illinois Tool Works, Inc.                                 1,838,575    1,838,575
                     92,500     92,500     Intel Corp.                                               7,162,969    7,162,969
                     56,200     56,200     International Business Machines Corp.                     5,528,675    5,528,675
          52,807     61,200    114,007     International Paper Co.                       2,778,968   3,220,650    5,999,618
                     34,600     34,600     Johnson & Johnson                                         3,624,350    3,624,350
          91,600     55,800    147,400     Kimberly Clark Corp.                          5,782,250   3,522,375    9,304,625
                     77,100     77,100     Lucent Technologies                                       4,953,675    4,953,675
          53,800     58,700    112,500     Marsh & McLennan Companies, Inc.              4,253,563   4,640,969    8,894,532
                     45,700     45,700     May Dept Stores                                           1,585,219    1,585,219
                    104,100    104,100     McDonald's Corp.                                          4,294,125    4,294,125
                     73,900     73,900     MCI WorldCom, Inc.*                                       6,341,544    6,341,544
         184,850               184,850     Mellon Financial Corp.                        6,827,897                6,827,897
                     54,600     54,600     Merck & Company, Inc.                                     4,344,112    4,344,112
                     48,800     48,800     Merrill Lynch & Co., Inc.                                 3,830,800    3,830,800
                     41,900     41,900     Micron Technology, Inc.*                                  2,987,994    2,987,994
                    121,200    121,200     Microsoft Corp.*                                         11,218,575   11,218,575
          42,400     21,800     64,200     Minnesota Mining & Manufacturing Co.          4,030,650   2,072,363    6,103,013
                     20,000     20,000     Monsanto Co.                                                770,000      770,000
                     27,000     27,000     Motorola, Inc.                                            2,630,813    2,630,813
                     27,000     27,000     National Fuel Gas Co. NJ                                  1,319,625    1,319,625
                     58,400     58,400     Pepsico, Inc.                                             2,025,750    2,025,750
         123,400     72,300    195,700     Pharmacia & Upjohn, Inc.                      6,655,888   3,899,681   10,555,569
         125,400     92,600    218,000     Philip Morris Companies, Inc.                 3,158,512   2,332,363    5,490,875
                     28,400     28,400     Pinnacle West Capital Corp.                               1,047,250    1,047,250
          98,900                98,900     Pitney Bowes, Inc.                            4,506,131                4,506,131
                     50,500     50,500     Procter & Gamble Co.                                      5,296,187    5,296,187
                     83,600     83,600     Royal Dutch Petroleum Co.                                 5,010,775    5,010,775
         111,754    113,400    225,154     SBC Communications, Inc.                      5,692,469   5,776,312   11,468,781
                     60,500     60,500     Schlumberger, Ltd.                                        3,664,031    3,664,031
          50,700                50,700     Texaco, Inc.                                  3,111,713                3,111,713
                     35,600     35,600     Texas Instruments, Inc.                                   3,195,100    3,195,100
                     39,800     39,800     Texas Utilities Co.                                       1,542,250    1,542,250
                     26,600     26,600     The Chase Manhattan Corp.                                 2,324,175    2,324,175
                     11,900     11,900     The Dow Chemical Co.                                      1,407,175    1,407,175
                     81,300     81,300     The GAP, Inc.                                             3,018,263    3,018,263
                     85,800     85,800     The Walt Disney Co.                                       2,262,975    2,262,975
                     16,400     16,400     Time Warner, Inc.                                         1,142,875    1,142,875
                     82,600     82,600     Tyco International Ltd.                                   3,298,838    3,298,838
          41,900    105,100    147,000     U.S. Bancorp                                  1,552,919   3,895,269    5,448,188
          65,000                65,000     U.S. West, Inc.                               3,969,062                3,969,062
                     36,300     36,300     Unicom Corp.                                              1,390,744    1,390,744
                     32,200     32,200     United Technologies Corp.                                 1,948,100    1,948,100
                     37,900     37,900     UNOCAL Corp.                                              1,307,550    1,307,550
                     42,500     42,500     Wachovia Corp.                                            3,665,625    3,665,625

COMBINING PRO-FORMA PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 1999

                SHARES                                                                            MARKET VALUE
---------------------------------------                                               --------------------------------------
      NAF           NAF                                                                   NAF          NAF
     Equity-      Growth &                                                               Equity-    Growth &
     Income        Income     Combined                                                   Income      Income        Combined
     ------        ------     --------                                                   ------      ------        --------
                                           Common Stocks - continued
                                           -------------------------
                    151,500    151,500     Wal-Mart Stores, Inc.                                    $8,588,156   $8,588,156
                     67,400     67,400     Warner-Lambert Co.                                        5,379,362    5,379,362
          46,650                46,650     Wells Fargo & Co.                            $2,233,369                2,233,369
          21,800                21,800     Weyerhaeuser Co.                              1,301,187                1,301,187
          94,000     76,200    170,200     Xerox Corp.                                   2,632,000   2,133,600    4,765,600

                                           Total Common Stocks                        $115,575,225 $294,432,990$410,008,215
                                           (Cost - $107,875,775, $185,392,058
                                                & $293,267,833, respectively)

                                           Preferred Stocks
                                           ----------------
                     27,900     27,900     Monsanto Corp.                                           $1,056,712   $1,056,712
                                           (Cost - $1,116,000)

              PAR VALUE                                                                           MARKET VALUE
---------------------------------------                                               --------------------------------------
                                           Short Term
                                           ----------
                 $3,054,000 $3,054,000     Repurchase Agreement with Paine Webber
                                           dated 10/29/99 at 5.22% to be repurchased
                                           at $3,055,328 on 11/01/99, collateralized by
                                           $2,960,000 U.S. Treasury Bills, 6.75% due
                                           08/15/26 (valued at $3,020,069 including
                                           interest)                                                    $3,054,000    $3,054,000

        $119,000               119,000     Repurchase Agreement with State Street Bank
                                           & Trust dated 10/29/99 at 4.25%, to be
                                           repurchased at $119,042 on 11/01/99,
                                           collateralized by $125,000 U.S. Treasury
                                           Notes, 5.75% due 08/15/03 (valued at
                                           $126,791, including interest)                    $119,000                     119,000

                                           Total Short Term                                 $119,000    $3,054,000    $3,173,000
                                           (Cost - $119,000,  $3,054,000 & $3,173,000
                                             respectively)

                                           TOTAL INVESTMENTS                            $115,694,225  $298,543,702  $414,237,927
                                           (Cost - $107,994,775,  $189,562,058 &
                                              $297,556,883, respectively)

* Non-income producing

NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS OF MERGER BETWEEN
     NORTH AMERICAN GROWTH & INCOME FUND,
     NORTH AMERICAN EQUITY-INCOME FUND AND

October 31, 1999 (unaudited)


1.  BASIS OF COMBINATION

North American Growth & Income Fund ("Growth & Income") is a series of North American Funds, which is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The pro-forma combined financial statements reflect the pro-forma combined financial position of the proposed acquisition of North American Equity-Income Fund ("Equity-Income") by Growth & Income as if such acquisition had taken place as of October 31, 1999, and the pro-forma combined results of operations for the year ended October 31, 1999 as though the reorganization had occurred as of November 1, 1998.

The pro-forma statements give effect to the proposed transfer of the assets and stated liabilities of Equity-Income in exchange for shares of Growth & Income at net asset value. Under generally accepted accounting principles, the historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Growth & Income for pre-combination periods will not be restated. The pro-forma combined financial statements do not reflect the expenses of either fund in carrying out its obligation under the proposed Agreement and Plan or Reorganization.

The pro forma financial statements should be read in conjunction with the historical financial statements and schedules of investments of Equity-Income and Growth & Income which are incorporated by reference in the Statement of Additional Information.

2.  PRO-FORMA COMBINED PORTFOLIO OF INVESTMENTS

Securities held by the two funds have been combined in the accompanying Combined Portfolio of Investments. Securities are valued using the pricing procedures and policies of the respective Acquiring Fund or Acquired Fund, as applicable. For more information, see the North American Funds Annual Reports. Historical cost amounts represent the combined cost basis of the securities.

3.  PRO FORMA COMBINED STATEMENTS OF ASSETS AND LIABILITIES

Shares outstanding have been adjusted to reflect the conversion of Equity-Income shares into Growth & Income shares based upon the net asset value of the Growth & Income shares at October 31, 1999.

4.  PRO FORMA OPERATIONS

Pro forma operating expenses include the actual expenses of each fund and the combined fund, with certain expenses adjusted to reflect the expenses of the combined entity. The investment advisor fee and distribution fees have been calculated for the combined fund based on the contractual rates expected to be in effect for Growth & Income at the time of the Reorganization at the combined level of average net assets for the twelve month period ended October 31, 1999.

                              NORTH AMERICAN FUNDS

                                   FORM N-14

                                     PART C

                               OTHER INFORMATION

Item 15. Indemnification

   Incorporated by reference to Post-Effective Amendment No. 31 to the Registrant's Registration Statement Form N-1A (filed on March 2, 2000) (Registration Nos. 33-27958 and 811-5797).

Item 16. Exhibits

  (1)(a) Amended and Restated Agreement and Declaration of Trust (the
         "Declaration of Trust") dated February 18, 1994.(8)

 (b)     Declaration of Trust Amendment--Establishment of Designation of
         Additional Series of Shares for the International Growth and Income
         Fund, dated December 28, 1994.(8)

 (c)     Declaration of Trust Amendment--Establishment and Designation of
         Classes A, B and C, dated March 17, 1994.(8)

 (d)     Declaration of Trust Amendment--Establishment and Designation of
         Additional Series of Shares for the Growth Equity, International Small
         Cap, and Small/Mid Cap Funds, dated February 28, 1996.(8)

 (e)     Declaration of Trust Amendment--Redesignation of Series of Shares of
         Beneficial Interest known as the Growth Fund, dated February 28,
         1996.(8)

 (f)     Declaration of Trust Amendment--Redesignation of Series of Shares of
         Beneficial Interest known as the Global Growth Fund and the Asset
         Allocation Fund, dated October 1, 1996.(8)

 (g)     Declaration of Trust Amendment--Establishment of the Tax-Sensitive
         Equity Fund and Emerging Growth Fund series.(10)

  (2)    By-Laws of North American Funds--previously filed as Exhibit (b)(2) to
         North American Funds initial registration statement on Form N-1A (File
         No. 33-27958) dated April 5, 1989.(10)

  (3)    None.

  (4)    Form of Agreement and Plan of Reorganization--filed as Appendix A to
         Part A hereof.

  (5)(a) Article IV (Shares) and Article V (Shareholders' Voting Powers and
         Meetings) of the Declaration of Trust.

 (b)     Article 2 (Shareholders) and Article 9 (Issuance of Share
         Certificates) of the By-Laws.

  (6)(a) Form of Interim Investment Advisory Agreement between North American
         Funds and American General Asset Management Corp.(13)

 (b)     Form of Investment Advisory Agreement between North American Funds and
         American General Asset Management Corp.(13)

 (c)     Form of Subadvisory Agreement between American General Asset
         Management Corp. and Founders Asset Management, LLC.(13)

 (d)     Form of Subadvisory Agreement between American General Asset
         Management Corp. and Morgan Stanley Dean Witter Investment Asset
         Management Inc.(13)
 (e)     Form of Subadvisory Agreement between American General Asset
         Management Corp. and Wellington Management Company LLP.(13)

 (f)     Form of Interim Subadvisory Agreement between American General Asset
         Management Corp. and American General Investment Management, L.P.(13)

 (g)     Form of Subadvisory Agreement between American General Asset
         Management Corp. and American General Investment Management, L.P.(13)

 (h)     Form of Subadvisory Agreement between American General Asset
         Management Corp. and INVESCO Funds Group, Inc.(13)

 (i)     Form of Subadvisory Agreement between American General Asset
         Management Corp. and Josephthal & Co. Inc.(13)

 (j)     Form of Subadvisory Agreement between American General Asset
         Management Corp. and Neuberger Berman Management Inc.(13)

 (k)     Form of Subadvisory Agreement between American General Asset
         Management Corp. and T. Rowe Price Associates, Inc.(13)

  (7)(a) Distribution Agreement between North American Funds and NASL Financial
         Services, Inc.(7)

 (b)     Amendment dated September 30, 1997 to Distribution Agreement between
         North American Funds and NASL Financial Services, Inc. dated as of
         January 1, 1996.(9)

 (c)     Form of Distribution Agreement between North American Funds and
         American General Funds Distributors, Inc.(13)

 (d)     Promotional Agreement among CypressTree Funds Distributors, Inc., Wood
         Logan Associates, Inc., and North American Security Life Insurance
         Company dated October 1, 1997.(9)

 (e)     Most Recent Form of Dealer Agreement Among American General Funds
         Distributors, Inc. and Selected Broker-Dealers.(13)

 (f)     Assignment of Dealer Agreement among CypressTree Funds Distributors,
         Inc., Wood Logan Associates, Inc. and Manufacturers Securities
         Services, LLC dated October 1, 1997.(9)

 (g)     Form of Notice of Assignment of Dealer Agreement among CypressTree
         Funds Distributors, Inc., Wood Logan Associates, Inc. and
         Manufacturers Securities Services, LLC.(9)

  (8)    None.

  (9)(a) Custodian Agreement Between North American Funds and Boston Safe
         Deposit and Trust Company.(1)

 (b) Custodian Agreement Between North American Funds and State Street Bank and Trust Company.(1)

 (c)     Transfer and Shareholder Services Contract Between North American
         Funds and State Street Bank and Trust Company.(1)

 (d)     Forms of Sub-Custodian Agreements Between State Street Bank and Trust
         Company and the Bank of New York, Chemical Bank and Bankers Trust.(5)

 (10)(a) Amended and Restated Rule 12b-1 Distribution Plan for Class A shares dated September 26, 1997.(9)

 (b) Amended and Restated Rule 12b-1 Distribution Plan for Class B shares dated September 26, 1997.(9)

 (c) Amended and Restated Rule 12b-1 Distribution Plan for Class C shares dated September 26, 1997.(9)

 (d)     Form of Amended and Restated Rule 18f-3 Plan.(13)

 (11) Form of Opinion and consent of counsel as to legality of securities being registered.(13)

 (12) Opinion of counsel as to tax matters (form of tax opinion filed herewith).(14)

 (13)    None.

 (14)    Consent of PricewaterhouseCoopers LLP.(13)

 (15)    None.

 (16)(a) Power of Attorney.(13)

 (b)     Power of Attorney of Alice T. Kane.(13)

 (17)    Form of Proxy.(13)

--------
 (1) Previously filed as Exhibit to North American Funds' initial registration statement on Form N-1A No. 33-27958 dated November 1, 1991.
 (2) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 1 on Form N-1A (File No. 33-27958) dated December 29, 1989.
 (3) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 2 on Form N-1A (File No. 33-27958) dated August 29, 1990.
 (4) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 7 on Form N-1A (File No. 33-27958) dated November 1, 1991.
 (5) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 17 on Form N-1A (File No. 33-27958) dated April 1, 1994.
 (6) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 21 on Form N-1A (File No. 33-27958) dated December 15, 1995.
 (7) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 22 on Form N-1A (File No. 33-27958) dated February 23, 1996.
 (8) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 25 on Form N-1A (File No. 33-27958) dated December 30, 1996.
 (9) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 26 on Form N-1A (File No. 33-27958) dated October 17, 1997.
(10) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 27 on Form N-1A (File No. 33-27958) dated December 30, 1997.
(11) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 28 on Form N-1A (File No. 33-27958) dated December 18, 1998.
(12) Previously filed as Exhibit to North American Funds' Post-Effective Amendment No. 29 on Form N-1A (File No. 33-27958) dated March 1, 1999.
(13) Filed herewith.
(14) To be filed by post-effective amendment.

Item 17. Undertakings

   (1) The Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

   (2) The Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment of the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Acts of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

   (3) The Registrant agrees to file, by post-effective amendment, an opinion of counsel or a copy of an Internal Revenue Service ruling supporting the tax consequences of the proposed mergers described in this Registration Statement within a reasonable time after receipt of such opinion or ruling.

                                   SIGNATURES

   As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of Boston and State of Massachusetts on the 14th day of March, 2000.

                                          North American Funds

                                                             *
                                          By: _________________________________
                                                  Alice T. Kane, President

   Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

              Signatures                        Title(s)                 Date
              ----------                        --------                 ----

                  *                    Trustee                      March 14, 2000
______________________________________
         William F. Achtmeyer

                  *                    Trustee                      March 14, 2000
______________________________________
             Don B. Allen

                  *                    Trustee                      March 14, 2000
______________________________________
           William F. Devin

                  *                    Trustee; Chairman;           March 14, 2000
______________________________________  President and Principal
            Alice T. Kane               Executive Officer

                  *                    Trustee                      March 14, 2000
______________________________________
          Kenneth J. Lavery

                  *                    Treasurer; Principal         March 14, 2000
______________________________________  Financial and Accounting
           Thomas J. Brown              Officer

        /s/ John I. Fitzgerald
*By: _________________________________
          John I. Fitzgerald
    Attorney-in-Fact, pursuant to
  Powers of Attorney filed herewith

                                 EXHIBIT INDEX

 Exhibit
   No.   Exhibit Name
 ------- ------------
 6(a)    Form of Interim Investment Advisory Agreement with American General
         Asset Management Corp.
 6(b)    Form of Investment Advisory Agreement with American General Asset
         Management Corp.
 6(c)    Form of Subadvisory Agreement with Founders Asset Management, LLC.
 6(d)    Form of Subadvisory Agreement with Morgan Stanley Dean Witter
         Investment Management Inc.
 6(e)    Form of Subadvisory Agreement with Wellington Management Company LLP.
 6(f)    Form of Interim Subadvisory Agreement with American General Investment
         Management, L.P.
 6(g)    Form of Subadvisory Agreement with American General Investment
         Management, L.P.
 6(h)    Form of Subadvisory Agreement with INVESCO Funds Group, Inc.
 6(i)    Form of Subadvisory Agreement with Josephthal & Co. Inc.
 6(j)    Form of Subadvisory Agreement with Neuberger Berman Management Inc.
 6(k)    Form of Subadvisory Agreement with T. Rowe Price Associates, Inc.
 7(c)    Form of Distribution Agreement with American General Funds
         Distributors, Inc.
 7(e)    Most Recent Form of Dealer Agreement among American General Funds
         Distributors, Inc. and Selected Broker-Dealers.
 10(d)   Form of Amended and Restated Rule 18f-3 Plan.
 11      Form of Opinion of Ropes & Gray.
 12      Form of Opinion of Ropes & Gray as to tax matters.
 14      Consent of PricewaterhouseCoopers LLP.
 16(a)   Power of Attorney.
 16(b)   Power of Attorney of Alice T. Kane.
 17      Form of Proxy.